                        [UNDISCOVERED MANAGERS(TM) LOGO]

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 29, 2004
                    AS SUPPLEMENTED, DATED MARCH 1, 2005

                                       for

                  UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND
                   UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND
                         UNDISCOVERED MANAGERS REIT FUND
                   UNDISCOVERED MANAGERS SMALL CAP GROWTH FUND
                       (FORMERLY UM SMALL CAP GROWTH FUND)

                                Each a Series of

                           UNDISCOVERED MANAGERS FUNDS

This Statement of Additional Information ("SAI") is not a Prospectus but contains additional information which should be read in conjunction with the Prospectuses dated February 19, 2005 for Undiscovered Managers Behavioral Growth Fund ("Behavioral Growth Fund"), Undiscovered Managers Behavioral Value Fund ("Behavioral Value Fund"), Undiscovered Managers REIT Fund ("REIT Fund") and Undiscovered Managers Small Cap Growth Fund ("Small Cap Growth Fund") (each a "Fund" and, collectively, the "Funds"), as supplemented from time to time. Additionally, this SAI incorporates by reference the financial statements including the annual shareholders reports relating to the Funds dated August 31, 2004 ("Financial Statements"). The Prospectuses and the Financial Statements, including the Independent Registered Public Accountants' Reports are available, without charge by contacting JPMorgan Distribution Services, Inc. ("JPMDS" or the "Distributor"), the Funds' distributor, at P.O. Box 711235, Columbus, OH 43271-1235.

     For more information about the Funds or the Financial Statements, simply write or call:

                             JPMorgan Funds Services
                                  P.O. Box 8528
                              Boston, MA 02266-8528
                                 1-800-480-4111

                                TABLE OF CONTENTS

ORGANIZATION AND CLASSIFICATION                                                1
INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS                               2
MANAGEMENT OF THE TRUST                                                       17
CODES OF ETHICS                                                               25
PROXY VOTING PROCEDURES AND GUIDELINES                                        26
PORTFOLIO HOLDINGS DISCLOSURE                                                 30
INVESTMENT ADVISER AND SUB-ADVISERS                                           32
EXPENSES                                                                      37
ADMINISTRATOR                                                                 38
DISTRIBUTOR                                                                   39
SERVICE AND DISTRIBUTION PLAN                                                 40
DISTRIBUTION PLAN                                                             41
CUSTODIAN                                                                     44
TRANSFER AGENT                                                                45
SHAREHOLDER SERVICING                                                         45
OTHER EXPENSES                                                                48
FINANCIAL INTERMEDIARIES                                                      48
CASH COMPENSATION TO FINANCIAL INTERMEDIARIES                                 49
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                 50
PURCHASES, REDEMPTIONS AND EXCHANGES                                          50
DIVIDENDS AND DISTRIBUTIONS                                                   54
NET ASSET VALUE                                                               54
PORTFOLIO TRANSACTIONS                                                        56
MASSACHUSETTS TRUST                                                           59
DESCRIPTION OF SHARES                                                         60
DISTRIBUTIONS AND TAX MATTERS                                                 64
FINANCIAL STATEMENTS                                                          71
ADDITIONAL INFORMATION                                                        71
APPENDIX A-DESCRIPTION OF SECURITY RATINGS                                   A-1

                         ORGANIZATION AND CLASSIFICATION

THE TRUST AND THE FUNDS

Undiscovered Managers Funds (the "Trust") is an open-end management investment company organized under the laws of Massachusetts as a Massachusetts business trust by an Agreement and Declaration of Trust dated September 29, 1997 (as amended, the "Declaration of Trust"). Each Fund is a series of the Trust.

This Statement of Additional Information (the "SAI") relates to the Undiscovered Managers Funds listed below.

SHARE CLASSES

The Trustees of the Funds have authorized the issuance and sale of the following classes of the Shares of the Funds:

Behavioral Growth Fund           Institutional, Investor, Class A, Class B and Class C
Behavioral Value Fund            Institutional, Class A, Class B and Class C
REIT Fund                        Institutional, Class A, Class B and Class C
Small Cap Growth Fund            Institutional, Class A, Class B and Class C

Currently, each Fund offers the following classes of Shares:

Behavioral Growth Fund           Institutional, Investor, Class A, Class B and Class C
Behavioral Value Fund            Institutional, Class A, Class B and Class C
REIT Fund                        Institutional, Class A, Class B and Class C
Small Cap Growth Fund            Institutional, Class A

The shares of the Funds are collectively referred to in this SAI as the "Shares."

NAME CHANGES

Effective February 19, 2005, the UM Small Cap Growth Fund was renamed with the approval of its Board of Trustees to Undiscovered Managers Small Cap Growth Fund.

MISCELLANEOUS

This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.

The Funds are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").

Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (the "JPMorgan Chase Bank"), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The investment objective and policies of each Fund are summarized in the applicable Prospectus. The investment policies of each Fund set forth in the applicable Prospectus and in this SAI may be changed by the Fund's adviser, subject to review and approval by the Trust's Board of Trustees, without shareholder approval except that any Fund policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund (which in the Prospectus and this SAI means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which at least 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

Any notice required under Rule 35d-1 under the 1940 Act to be delivered to shareholders of a Fund for the purpose of announcing an intended change in a non-fundamental policy of the Fund (as described in this Statement of Additional Information or in the Fund's Prospectus) will be provided in plain English in a separate written document. Each such notice will contain, in bold-faced type and placed prominently in the document, the following statement: "Important Notice Regarding Change in Investment Policy." This statement will also appear on the envelope in which such notice is delivered, or, if the notice is delivered separately from other communications to investors, either on the notice or on the envelope in which the notice is delivered.

INVESTMENT RESTRICTIONS
The following investment restrictions are fundamental policies of the Funds.

Each Fund will not:

1. Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

3. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

4. Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options, and may enter into swap agreements, foreign exchange contracts and other financial transactions not involving physical commodities.

5. Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

6. Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry; except that the REIT Fund will invest more than 25% of its total assets in securities issued by real estate investment trusts (as defined in the Internal Revenue Code of 1986 (the "Code")).

7. Issue any class of securities which is senior to the Fund's shares of beneficial interest, except for permitted borrowings.

In addition, each of the Behavioral Growth Fund, the Behavioral Value Fund, and the Small Cap Growth Fund will:

1. Operate as a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act, as amended from time to time.

Although the Funds are permitted to borrow money to a limited extent, no Fund currently intends to do so.

In addition to the foregoing fundamental investment restrictions, it is contrary to each Fund's present policy, which may be changed without shareholder approval, to:

Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Trust (or the person designated by the Trustees to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

All percentage limitations on investments will apply at the time of the making of an investment (except for the non-fundamental restriction set forth in the immediately preceding paragraph) and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

In addition, the REIT Fund and Small Cap Growth Fund have an 80% investment policy which maybe changed by the Board of Trustees without shareholder approval. However, the Funds will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.

In addition, the Funds may not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

ADDITIONAL DESCRIPTION OF INVESTMENTS,
INVESTMENT PRACTICES AND RISKS
The following is an additional description of certain investments, investment practices and risks of certain of the Funds.

REPURCHASE AGREEMENTS
The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if the agreement is collateralized by securities in which such Fund is permitted to invest. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. The Funds will always receive securities as collateral during the term of the agreement whose market value is at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest. The repurchase agreements further authorize the Funds to demand additional collateral in the event that the dollar value of the collateral falls below 100%. The Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund.

LOANS OF PORTFOLIO SECURITIES
Each Fund may lend its securities if such loans are secured continuously by cash collateral in favor of a Fund at least equal at all times to 100% of the market value of the securities loaned plus, in the case of fixed income securities, accrued interest. While such securities are on loan, the borrower will pay a Fund any income accruing thereon. Loans will be subject to termination by a Fund in the normal settlement time. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and the Fund will not make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Adviser or JPMDS, unless otherwise permitted by applicable law. The voting rights with respect to loaned securities may pass with the lending of the securities, but the Board of Trustees is entitled to call loaned securities to vote proxies, or otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan, when the Board of Trustees believes it necessary to vote. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

LEVERAGE
Although it is not the current intention of any of the Funds to engage in borrowing, each Fund may borrow money provided that the total amount borrowed and outstanding at the time the borrowing is made does not exceed 33 1/3% of the value of such Fund's total assets (not including the amount borrowed). The use of leverage through borrowing creates an opportunity for increased net income, but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The intent of using leverage would be to provide the holders of a Fund's shares with a potentially higher return. Leverage creates risks for a Fund, including the likelihood of greater volatility of the net asset value and market price of the Fund's shares. To the extent the income derived from securities purchased with funds received from leverage exceeds the cost of leverage, a Fund's return will be greater than if leverage had not been used. Conversely, if the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to a Fund will be less than if leverage had not been used, and therefore the amounts available for distribution to such Fund's shareholders as dividends and other distributions will be reduced or eliminated. In the latter case, a Fund's sub-adviser in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate under the circumstances. During periods in which a Fund is using leverage, the fees paid by such Fund to the Adviser, for investment advisory and JPMorgan Chase Bank for administrative services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total net assets, including the amount borrowed.

The following are additional investment vehicles and techniques the REIT Fund managers can use in managing the Fund's assets. It also details the risks associated with each, because each investment vehicle and technique contributes to a fund's overall risk profile.

ILLIQUID SECURITIES
The REIT Fund may purchase restricted or illiquid securities, including Rule 144A securities, when they present attractive investment opportunities that otherwise meet the Fund's criteria for selection. Rule 144A securities are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered restricted securities, they are not necessarily illiquid. For purposes of its limitation on investments in illiquid securities, each Fund may elect to treat as liquid, in accordance with procedures established by the Board of Trustees, certain investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction.

One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities or Section 4(2) paper will develop or be maintained. The Trustees have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and Section 4(2) paper are liquid or illiquid for purposes of the limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Trustees have delegated to the Adviser the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security.

DEBT SECURITIES
The REIT Fund may invest in debt securities when the fund managers believe such securities represent an attractive investment for the fund. The Fund may invest in debt securities for income or as a defensive strategy when the managers believe adverse economic or market conditions exist.

The value of the debt securities in which the Fund may invest will fluctuate based upon changes in interest rates and the credit quality of the issuer. The Fund may invest up to 5% of its assets in "high-yield" securities. "High-yield" securities, sometimes referred to as "junk bonds," are higher risk, non-convertible debt obligations that are rated below investment-grade securities, or are unrated, but with similar credit quality. "Investment grade" means that at the time of purchase, such obligations are rated within the four highest categories by a nationally recognized statistical rating organization (for example, at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S&P")), or, if not rated, are of equivalent investment quality as determined by the Fund's advisor. According to Moody's, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P's belief that a security exhibits a satisfactory degree of safety and capacity for repayment, but is more vulnerable to adverse economic conditions and changing circumstances.

There are no credit or maturity restrictions on the fixed-income securities in which the high-yield portion of the Fund's portfolio may be invested. Debt securities rated lower than Baa by Moody's or BBB by S&P, or their equivalent, are considered by many to be predominantly speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such securities than is the case with higher quality debt securities. Regardless of rating levels, all debt securities considered for purchase by the Fund are analyzed by the investment manager to determine, to the extent reasonably possible, that the planned investment is sound, given the fund's investment objective. See "Explanation of Fixed-Income Securities Ratings".

If the aggregate value of high-yield securities exceeds 5% of the REIT Funds assets because of the high-yield securities market appreciation or other assets' depreciation, the Fund will not necessarily sell them. Instead, the Fund's managers will not purchase additional high-yield securities until their value is less than 5% of the Fund's assets. Fund managers will monitor these investments to determine whether holding them will likely help the fund meet its investment objectives.

In addition, the value of the Fund's investments in fixed-income securities will change as prevailing interest rates change. In general, the prices of such securities vary inversely with interest rates. As prevailing interest rates fall, the prices of bonds and other securities that trade on a yield basis generally rise. When prevailing interest rates rise, bond prices generally fall. Depending upon the particular amount and type of fixed-income securities holdings of a fund, these changes may impact the net asset value of that fund's shares.

EQUITY EQUIVALENT SECURITIES
In addition to investing equity securities issued by real estate investment trusts ("REITS"), the REIT Fund may invest in other equity securities and equity equivalents, including securities that permit a fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include preferred stock, convertible preferred stock and convertible debt securities. Equity equivalents also may include securities whose value or return is derived from the value or return of a different security. Depositary receipts, which are described in "Foreign Securities", are an example of the type of derivative security in which the Fund might invest.

FOREIGN SECURITIES
The REIT Fund may invest in the securities of foreign issuers, including foreign governments and their agencies, when these securities meet its standards of selection. In determining whether a company is foreign, the Fund managers will consider various factors, including where the company is headquartered, where the company's principal operations are located, where the company's revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weighting given to each of these factors will vary depending on the circumstances in a given case.

The Fund may make such investments either directly in foreign securities or indirectly by purchasing depositary receipts for foreign securities. Depositary receipts, depositary shares or similar instruments are securities that are listed on exchanges or quoted in the domestic over-the-counter markets in one country, but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter markets.

The Fund may invest in common stocks, convertible securities, preferred stocks, bonds, notes and other debt securities of foreign issuers, foreign governments and their agencies. The Fund will limit its purchase of foreign securities to those of issuers whose principal business activities are located in developed countries. The Fund considers developed countries to include Australia, Austria, Belgium, Bermuda, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

Investments in foreign securities may present certain risks, including:

CURRENCY RISK - The value of the foreign investments held by the Fund may be significantly affected by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the dollar falls against such currency. In addition, the value of Fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations and political developments.

POLITICAL AND ECONOMIC RISK - The economies of many of the countries in which the Fund may invest are not as developed as the economy of the United States and may be subject to significantly different forces. Political or social instability, expropriation, nationalization, confiscatory taxation and limitations on the removal of funds or other assets also could adversely affect the value of investments. Further, the Fund may find it difficult or be unable to enforce ownership rights, pursue legal remedies or obtain judgments in foreign courts.

REGULATORY RISK - Foreign companies generally are not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which would reduce dividend income payable to shareholders.

MARKET AND TRADING RISK - Brokerage commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the United States, are likely to be higher. The securities markets in many of the countries in which the Fund may invest have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid and more volatile than comparable U.S. securities. Furthermore, one securities broker may represent all or a significant part of the trading volume in a particular country, resulting in higher trading costs and decreased liquidity due to a lack of alternative trading partners. There generally is less government regulation and supervision of foreign stock exchanges, brokers and issuers, which may make it difficult to enforce contractual obligations.

CLEARANCE AND SETTLEMENT RISK - Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in clearance and settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned. The Fund's inability to make intended security purchases due to clearance and settlement problems could cause them to miss attractive investment opportunities. Inability to dispose of portfolio securities due to clearance and settlement problems could result either in losses to the Fund due to subsequent declines in the value of the portfolio security or, if the fund has entered into a contract to sell the security, liability to the purchaser.

OWNERSHIP RISK - Evidence of securities ownership may be uncertain in many foreign countries. As a result, there may be a risk that a fund's trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the fund.

CONVERTIBLE DEBT SECURITIES
A convertible debt security is a fixed-income security that offers the potential for capital appreciation through a conversion feature that enables the holder to convert the fixed-income security into a stated number of shares of common stock. As fixed-income securities, convertible debt securities provide a stable stream of income, with generally higher yields than common stocks. Convertible debt securities offer the potential to benefit from increases in the market price of the underlying common stock, however, they generally offer lower yields than non-convertible securities of similar quality. Of course, as with all fixed-income securities, there can be no assurance of current income because the issuers of the convertible debt securities may default on their obligations. In addition, there can be no assurance of capital appreciation because the value of the underlying common stock will fluctuate.

Convertible debt securities generally are subordinate to other similar but nonconvertible debt securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities. Because of the subordination feature, however, convertible debt securities typically have lower ratings from ratings organizations than similar non-convertible securities.

The REIT Fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody's, or, if not rated by S&P or Moody's, are of equivalent investment quality as determined by the advisor. The Fund's investments in convertible debt securities and other high-yield, non-convertible debt securities rated below investment-grade will comprise less than 20% of the fund's net assets. Debt securities rated below the four highest categories are not considered "investment-grade" obligations. These securities have speculative characteristics and present more credit risk than investment-grade obligations. For a description of the S&P and Moody's ratings categories, see "Explanation of Fixed-Income Securities Ratings".

Unlike a convertible security that is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or NASDAQ. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by the fund at different times. Synthetic convertible securities differ from convertible securities in certain respects. Each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in a synthetic convertible security involves the risk normally found in holding the securities comprising the synthetic convertible security.

SHORT SALES
The REIT Fund may engage in short sales for cash management purposes only if, at the time of the short sale, the Fund owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short.

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If the Fund engages in a short sale, the fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in an amount sufficient to meet the purchase price. There will be additional transaction costs associated with short sales, but the Fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

DERIVATIVE SECURITIES
To the extent permitted by its investment objectives and policies, the REIT Fund may invest in derivative securities. Generally, a derivative security is a financial arrangement, having a value based on, or derived from, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

A structured investment is a security whose value or performance is linked to an underlying index or other security or asset class. Structured investments include asset-backed securities (ABS), asset-backed commercial paper (ABCP), commercial and residential mortgage-backed securities (MBS), collateralized debt obligations (CDO), collateralized loan obligations (CLO), and securities backed by other types of collateral or indices. For example, Standard & Poor's Depositary Receipts, also known as "SPIDERs", track the price performance and dividend yield of the S&P Index by providing a stake in the stocks that make up that index. Structured investments involve the transfer of specified financial assets to a special purpose entity, generally a corporation or trust, or the deposit of financial assets with a custodian; and the issuance of securities or depository receipts backed by, or representing interests in those assets.

Some structured investments are individually negotiated agreements or are traded over-the-counter. Structured investments may be organized and operated to restructure the investment characteristics of the underlying security. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities are subject to such risks as the inability or unwillingness of the issuers of the underlying securities to repay principal and interest, and requests by the issuers of the underlying securities to reschedule or restructure outstanding debt and to extend additional loan amounts.

Some derivative securities, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivative securities and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices or currency exchange rates, and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil and gas leases or futures.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

There are risks associated with investing in derivative securities, including:

     * the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the fund managers anticipate;

     * the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired;

     * the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment; and

     * the risk that the counterparty will fail to perform its obligations.

INVESTMENT IN ISSUERS WITH LIMITED OPERATING HISTORIES
The REIT Fund may invest a portion of its assets in the securities of issuers with limited operating histories. The Fund's managers consider an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation. The managers will consider periods of capital formation, incubation, consolidations, and research and development in determining whether a particular issuer has a record of three years of continuous operation.

Investments in securities of issuers with limited operating histories may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating histories and financial information upon which the managers may base their investment decision on behalf of the Fund. In addition, financial and other information regarding these issuers, when available, may be incomplete or inaccurate.

For purposes of this limitation, "issuers" refers to operating companies that issue securities for the purposes of issuing debt or raising capital as a means of financing their ongoing operations. It does not, however, refer to entities, corporate or otherwise, that are created for the express purpose of securitizing obligations or income streams. For example, a fund's investments in a trust created for the purpose of pooling mortgage obligations would not be subject to the limitation.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
The REIT Fund may purchase securities on a when issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to the REIT Fund until settlement takes place. At the time the REIT Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the REIT Fund will maintain with the JP Morgan Chase Bank, the Fund's custodian (see "Custodian") a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the REIT Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the REIT Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.

FORWARD COMMITMENTS
The REIT Fund may purchase securities for delivery at a future date, which may increase their overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. In order to invest the Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. Although short-term investments will normally be in tax-exempt securities or Municipal Obligations, short-term taxable securities or obligations may be purchased if suitable short-term tax-exempt securities or Municipal Obligations are not available. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the SEC concerning such purchases. Since that policy currently recommends that an amount of the REIT Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a segregated account of the Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of the Fund's commitments will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the REIT Fund.

Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the REIT Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the REIT Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal, state or local taxation. Purchasing securities on a forward commitment basis may also involve the risk of default by the other party on the obligation, delaying or preventing the REIT Fund from recovering the collateral or completing the transaction.

To the extent the REIT Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

SHORT-TERM SECURITIES
In order to meet anticipated redemptions, anticipated purchases of additional securities for the Fund's portfolio, or, in some cases, for temporary defensive purposes, the REIT Fund may invest a portion of its assets in money market and other short-term securities.

Examples of those securities include:

     * Securities issued or guaranteed by the U.S. government and its agencies and instrumentalities;
     * Commercial Paper;
     * Certificates of Deposit and Euro Dollar Certificates of Deposit;
     * Bankers' Acceptances;
     * Short-term notes, bonds, debentures or other debt instruments; and
     * Repurchase agreements.

OTHER INVESTMENT COMPANIES
The REIT Fund may invest up to 10% of its total assets in other mutual funds provided that the investment is consistent with the Fund's investment policies and restrictions. Under the 1940 Act, a fund's investment in these securities, subject to certain exceptions, currently is limited to (a) 3% of the total voting stock of any one investment company; (b) 5% of the fund's total assets of any investment company; and (c) 10% of a fund's total assets in the aggregate. Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers' commissions. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the management fee that the Fund bears directly in connection with its own operations.

FUTURES AND OPTIONS
The REIT Fund may enter into futures contracts, options or options on futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specific security at a specified future time and price. Generally, futures transactions will be used to:

     * protect against a decline in market value of the Fund's securities (taking a short futures position), or

     * protect against the risk of an increase in market value for securities in which the fund generally invests at a time when the fund is not fully invested (taking a long futures position), or

     * provide a temporary substitute for the purchase of an individual security that may not be purchased in an orderly fashion.

Some futures and options strategies, such as selling futures, buying puts and writing calls, hedge a fund's investments against price fluctuations. Other strategies, such as buying futures, writing puts and buying calls, tend to increase market exposure. Although other techniques may be used to control a fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a fund pays brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.

For example, the sale of a future by a fund means the fund becomes obligated to deliver the security (or securities, in the case of an index future) at a specified price on a specified date. The Fund manager may engage in futures and options transactions based on securities indices provided that the transactions are consistent with the fund's investment objectives. Examples of indices that may be used include the Bond Buyer Index of Municipal Bonds for fixed-income funds, or the S&P 500 Index for equity funds. The manager may engage in futures and options transactions based on specific securities. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. government agency.

Index futures contracts differ from traditional futures contracts in that when delivery takes place, no stocks or bonds change hands. Instead, these contracts settle in cash at the spot market value of the index. Although other types of futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. A futures position may be closed by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold or selling a contract that has previously been bought).

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of the future. Initially, the Fund will be required to deposit an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. A margin deposit does not constitute a margin transaction for purposes of the fund's investment restrictions. Minimum initial margin requirements are established by the futures exchanges and may be revised.

In addition, brokers may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin accounts generally is not income-producing. However, coupon-bearing securities, such as Treasury bills and bonds, held in margin accounts generally will earn income. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying security or index fluctuates, making the future more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the fund as unrealized gains or losses. At any time prior to expiration of the future, the fund may elect to close the position by taking an opposite position. A final determination of variation margin is then made; additional cash is required to be paid by or released to the fund, and the fund realizes a loss or gain.

RISKS RELATED TO FUTURES AND OPTIONS TRANSACTIONS

Futures and options prices can be volatile, and trading in these markets involves certain risks. If the REIT Fund's manager applies a hedge at an inappropriate time or judges interest rate or equity market trends incorrectly, futures and options strategies may lower the Fund's return.

The Fund could suffer losses if it is unable to close out its position because of an illiquid secondary market. Futures contracts may be closed out only on an exchange that provides a secondary market for these contracts, and there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Consequently, it may not be possible to close a futures position when the fund managers consider it appropriate or desirable to do so. In the event of adverse price movements, the Fund would be required to continue making daily cash payments to maintain its required margin. If the Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when the Fund managers would not otherwise do so. In addition, the Fund may be required to deliver or take delivery of instruments underlying futures contracts it holds. The Fund's manager will seek to minimize these risks by limiting the contracts entered into on behalf of the Fund to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

The Fund could suffer losses if the prices of its futures and options positions were poorly correlated with its other investments, or if securities underlying futures contracts purchased by the Fund had different maturities than those of the portfolio securities being hedged. Such imperfect correlation may give rise to circumstances in which the Fund loses money on a futures contract at the same time that it experiences a decline in the value of its hedged portfolio securities. The Fund also could lose margin payments it has deposited with a margin broker, if, for example, the broker became bankrupt.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. However, the daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses. In addition, the daily limit may prevent liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

OPTIONS ON FUTURES

By purchasing an option on a futures contract, a Fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed strike price. The Fund can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the Fund completes the sale of the underlying security at the strike price. Purchasing an option on a futures contract does not require the Fund to make margin payments unless the option is exercised.

Although it does not currently intend to do so, the REIT Fund may write (or sell) call options that obligate it to sell (or deliver) the option's underlying instrument upon exercise of the option. While the receipt of option premiums would mitigate the effects of price declines, the Fund would give up some ability to participate in a price increase on the underlying security. If the Fund were to engage in options transactions, it would own the futures contract at the time a call was written and would keep the contract open until the obligation to deliver it expired.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS
The REIT Fund expects to file a notice of eligibility for exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, and, therefore, is not subject to registration or regulation as a pool operator under the rules of the Commodity Futures Trading Commission.

FORWARD CURRENCY EXCHANGE CONTRACTS
The REIT Fund may purchase and sell foreign currency on a spot (i.e., cash) basis and may engage in forward currency contracts, currency options and futures transactions for hedging or any other lawful purpose. See "Derivative Securities".

The Fund expects to use forward currency contracts under two circumstances: (1) When the Fund manager is purchasing or selling a security denominated in a foreign currency and wishes to lock in the U.S. dollar price of that security, the Fund manager would be able to enter into a forward currency contract to do so; or (2) When the Fund manager believes the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund would be able to enter into a forward currency contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency.

In the first circumstance, when the Fund enters into a trade for the purchase or sale of a security denominated in a foreign currency, it may be desirable to establish (lock in) the U.S. dollar cost or proceeds. By entering into forward currency contracts in U.S. dollars for the purchase or sale of a foreign currency involved in an underlying security transaction, the Fund will be able to protect itself against a possible loss between trade and settlement dates resulting from the adverse change in the relationship between the U.S. dollar and the subject foreign currency.

In the second circumstance, when the Fund manager believes that the currency of a particular country may suffer a substantial decline relative to the U.S. dollar, a fund could enter into a forward currency contract to sell for a fixed dollar amount the amount in foreign currencies approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. The Fund will cover outstanding forward contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that the Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund will segregate on its records cash or other liquid assets having a value equal to the aggregate amount of the Fund's commitments under the forward currency contract.

The precise matching of forward currency contracts in the amounts and values of securities involved generally would not be possible because the future values of foreign currencies will change due to market movements in the values of those securities between the date the forward currency contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund's manager does not intend to enter into such contracts on a regular basis. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the Fund's manager believes that it is important to have flexibility to enter into such forward currency contracts when they determine that a fund's best interests may be served.

When the forward currency contract matures, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an offsetting forward currency contract with the same currency trader that obligates the fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward currency contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency that the fund is obligated to deliver.

DIVERSIFICATION REQUIREMENTS
Each Fund is a "diversified" fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), except for REIT Fund, which is "non-diversified." With respect to 75% of its assets, a diversified fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities) while the remaining 25% of its total assets are not subject to such restriction. A non-diversified fund is restricted with respect to 50% of its total assets from investing more than 5% of its total assets in the securities of any one issuer (except U.S. government securities), and with respect to the remaining 50% of its total assets, it is restricted from investing more than 25% of its total assets in the securities of any one issuer. A non-diversified fund may invest a greater percentage of its total assets in securities of individual issuers, or may invest in a smaller number of different issuers, than a diversified fund. Accordingly, a non-diversified fund is more susceptible to risks associated with particular issuers than is a diversified fund.

PORTFOLIO TURNOVER
Each Fund's portfolio turnover rate is set out below. A rate of 100% indicates that the equivalent of each Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent that net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

                               FISCAL YEAR-ENDED 8\31\03       FISCAL YEAR-ENDED 8\31\04
    BEHAVIORAL GROWTH FUND                           129%*                           161%
    BEHAVIORAL VALUE FUND                             84%**                           63%
    REIT FUND                                         36%                             82%
    SMALL CAP GROWTH FUND                             79%@                            58%

*A significant reason for the increase was that more companies had earnings surprises (due to an improved economy).
**The sub-adviser of the Fund found more under-priced new opportunities that compared favorably relative to existing investments.

@The decrease was due to macro-economic factors. The sub-adviser of the Fund tended to hold on to the Fund's portfolio securities longer.

                             MANAGEMENT OF THE TRUST

The Trustees of the Trust are responsible for generally overseeing the conduct of the Trust's business. Subject to such policies as the Trustees of the Trust may determine, JPMIM, the Funds' Adviser, has responsibility for the management of the Funds' affairs. With the exception of REIT Fund, which is directly managed by JPMIM, each Fund's investment portfolio is managed on a day-to-day basis by that Fund's sub-adviser, under the general oversight of JPMIM and the Trustees of the Trust.

TRUSTEES
The names of the Trustees of the Funds, together with information regarding their year of birth, the year each Trustee first became a board member of the Trust, principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

                                                                      NUMBER OF
  NAME (YEAR OF BIRTH);                                           PORTFOLIOS IN FUND
    POSITIONS WITH               PRINCIPAL OCCUPATIONS             COMPLEX OVERSEEN        OTHER DIRECTORSHIPS HELD
   THE FUNDS (SINCE)              DURING PAST 5 YEARS                BY TRUSTEE(1)           OUTSIDE FUND COMPLEX
-------------------------   ----------------------------------   --------------------   ---------------------------------
INDEPENDENT TRUSTEES
WILLIAM J. ARMSTRONG        Retired; Vice President &                     110           None.
(1941); Trustee of Trust    Treasurer of Ingersoll-Rand
since 2004.                 Company (manufacturer of
                            industrial equipment)
                            (1972-2000).

ROLAND R. EPPLEY, JR.       Retired; President & Chief                    110           Director, Janel Hydro, Inc.
(1932); Trustee of Trust    Executive Officer, Eastern States                           (automotive) (1993-present).
since 2004.                 Bankcard (1971-1988).

JOHN F. FINN                President and Chief Executive                 110           Director, Cardinal Health, Inc
(1947); Trustee of Trust    Officer of Gardner, Inc.                                    (CAH) (1994-present).
since 2005.                 (wholesale distributor to
                            outdoor power equipment
                            industry) (1979-present).

DR. MATTHEW GOLDSTEIN       Chancellor of the City                        110           Trustee of Bronx-Lebanon
(1941); Trustee of Trust    University of New York                                      Hospital Center (1992-present);
since 2004.                 (1999-present); President,                                  Director of New Plan Excel
                            Adelphi University (New York)                               Realty Trust, Inc. (real estate
                            (1998-1999).                                                investment trust) (2000-present);
                                                                                        Director of Lincoln Center
                                                                                        Institute for the Arts in

                                                                      NUMBER OF
  NAME (YEAR OF BIRTH);                                           PORTFOLIOS IN FUND
    POSITIONS WITH                PRINCIPAL OCCUPATIONS            COMPLEX OVERSEEN        OTHER DIRECTORSHIPS HELD
   THE FUNDS (SINCE)               DURING PAST 5 YEARS               BY TRUSTEE(1)           OUTSIDE FUND COMPLEX
-------------------------   ----------------------------------   --------------------   ---------------------------------
                                                                                        Education (1999-present).

ROBERT J. HIGGINS           Retired; Director of                          110           Director of Providian Financial
(1945); Trustee of Trust    Administration of the State of                              Corp. (banking) (2002-present).
since 2004.                 Rhode Island (2003-2004);
                            President - Consumer Banking
                            and Investment Services, Fleet
                            Boston Financial (1971-2001).

PETER C. MARSHALL           Self-employed business                        110           None.
(1942); Trustee of Trust    consultant (2002-present);
since 2005.                 Senior Vice President, W.D.
                            Hoard, Inc. (corporate parent
                            of DCI Marketing, Inc.)
                            (2000-2002); President, DCI
                            Marketing, Inc. (1992-2000).

MARILYN MCCOY               Vice President of                             110           Director, Mather LifeWays
(1948); Trustee of Trust    Administration and Planning,                                (1994-present); Director,
since 2005.                 Northwestern University                                     Carleton College (2003-present).
                            (1985-present).

WILLIAM G. MORTON, JR.      Retired; Chairman Emeritus                    110           Director of Radio Shack
(1937); Trustee of Trust    (2001-2002), and Chairman and                               Corporation (electronics)
since 2004.                 Chief Executive Officer, Boston                             (1987-present); Director of The
                            Stock Exchange (1985-2001).                                 National Football Foundation and
                                                                                        College Hall of Fame
                                                                                        (1994-present); Trustee of the
                                                                                        Berklee College of Music
                                                                                        (1998-present); Trustee of the
                                                                                        Stratton Mountain School
                                                                                        (2001-present).

ROBERT A. ODEN, JR.         President, Carleton College                   110           Director, American University in
(1946); Trustee of Trust    (2002-present); President,                                  Cairo.
since 2005.                 Kenyon College (1995-2002).

FERGUS REID, III            Chairman of Lumelite                          110           Trustee of Morgan Stanley Funds
(1932); Trustee of Trust    Corporation (plastics                                       (209 portfolios) (1995-present).
(Chairman) since 2004.      manufacturing) (2003-present);
                            Chairman and CEO of Lumelite
                            Corporation (1985-2002).

FREDERICK W. RUEBECK        Advisor, Jerome P. Green &                    110           Director, AMS Group
(1939); Trustee of Trust    Associates, LLC (broker-dealer)                             (2001-present); Director, Wabash
since 2005.                 (2002-present); Investment                                  College (1988-present); Trustee,
                            Officer, Wabash College                                     Seabury-Western Theological
                            (2004-present); self-                                       Seminary (1993-present);

                                                                      NUMBER OF
  NAME (YEAR OF BIRTH);                                           PORTFOLIOS IN FUND
    POSITIONS WITH                PRINCIPAL OCCUPATIONS            COMPLEX OVERSEEN        OTHER DIRECTORSHIPS HELD
   THE FUNDS (SINCE)               DURING PAST 5 YEARS               BY TRUSTEE(1)           OUTSIDE FUND COMPLEX
-------------------------   ----------------------------------   --------------------   ---------------------------------
                            employed consultant (January 2000                           Chairman, Indianapolis Symphony
                            to present); Director of                                    Orchestra Foundation
                            Investments, Eli Lilly and                                  (1994-present).
                            Company (1988-1999).

JAMES J. SCHONBACHLER       Retired; Managing Director of                 110           None.
(1943); Trustee of Trust    Bankers Trust Company
since 2004.                 (financial services)
                            (1968-1998).

INTERESTED TRUSTEE
LEONARD M. SPALDING, JR.*   Retired; Chief Executive                      110           None.
(1935); Trustee of Trust    Officer of Chase Mutual Funds
since 2004.                 (investment company)
                            (1989-1998); President & Chief
                            Executive Officer of Vista Capital
                            Management (investment management)
                            (1990-1998); Chief Investment
                            Executive of Chase Manhattan
                            Private Bank (investment
                            management) (1990-1998).

(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees oversees includes seven registered investment companies (110 portfolios) as of the date of this SAI.
* Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

Each Trustee serves for an indefinite term, subject to the Trust's current retirement policy, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Board of Trustees decides upon general policies and is responsible for overseeing the business affairs of the Trust.

STANDING COMMITTEES
The Board of Trustees currently has four standing committees: the Audit, Valuation and Compliance, Governance, and Investment Committees. The Board does not have a Compensation Committee.

The members of the Audit Committee are Messrs. Armstrong (Chair), Eppley, Finn, Higgins and Ruebeck. The purposes of the Audit Committee are to: (i) appoint and determine compensation of the Funds' independent accountants; (ii) evaluate the independence of the Funds' independent accountants; (iii) oversee of the performance of the Funds' audit, accounting and financial reporting policies, practices and internal controls; (iv) approve of non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) oversee the quality and objectivity of the Funds' independent audit and the financial statements of the Funds; (vi) determine the independence of the Funds' independent accountants; and (vii) to act as a liaison between the Funds' independent auditors and the full Board. The Audit Committee met four times during the fiscal year ended August 31, 2004.

The members of the Valuation and Compliance Committee are Ms. McCoy (Chair) and Messrs. Oden, Schonbachler and Spaulding. The primary purposes of the Valuation and Compliance Committee are to (i) assist the Board in its oversight of the valuation of the Funds' securities by JPMIM, the adviser to the Funds, as well as any sub-adviser; (ii) oversee the Funds' compliance with legal and regulatory and contractual requirements and the Funds' compliance policies and procedures; and (iii) consider the appointment, compensation and removal of the Funds' Chief Compliance Officer. In instances in which the valuation procedures of the Funds require Board action, but it is impracticable or impossible to hold a meeting of the entire Board, the Committee will act in lieu of the full Board. The Valuation and Compliance Committee was consulted by management of the JPMorgan Funds on two occasions during the fiscal year ended August 31, 2004. Prior to February 19, 2005, the Valuation and Compliance Committee was known as the Valuation Committee.

The members of the Governance Committee are Messrs. Reid (Chair), Goldstein, Marshall and Morton, who are each Independent Trustees of the JPMorgan Funds. The duties of the Governance Committee include, but are not limited to, (i) selection and nomination of persons for election or appointment as Trustees;
(ii) periodic review of the compensation payable to the non-interested Trustees;
(iii) establishment of non-interested Trustee expense policies; (iv) periodic review and evaluation of the functioning of the Board and its committees; (v) selection of independent legal counsel to the non-interested trustees and legal counsel to the Funds; (vi) oversight of ongoing litigation affecting the Funds, the Adviser or the non-interested trustees; (vii) oversight of regulatory issues or deficiencies affecting the Fund (except financial matters considered by the Audit Committee; and (viii) oversight and review of matters with respect to service providers to the Funds (except the Funds' auditors). The Governance Committee met once during the fiscal year ended August 31, 2004. When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is "independent" and whether the person is other wise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the JPMorgan Funds, with consideration being given to the person's business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluate nominees identified by the Governance Committee.

Each member of the Board serves on the Investment Committee and Mr. Spalding acts as Chairperson. The Investment Committee has three sub-committees divided by asset type and different members of the Investment Committee serve on the sub-committee with respect to each asset type. For the Equity Funds, the sub-committee members are Messrs. Higgins (Chair), Finn and Morton and Ms. McCoy. For the Fixed Income Funds, the sub-committee members are Messrs. Ruebeck (Chair), Eppley, Oden and Schonbachler. For the Money Market Funds, the sub-committee members are Messrs. Goldstein (Chair), Armstrong and Marshall. The function of the Investment Committee and its sub-committees is to assist the Board in the oversight of the investment management services provided by the Adviser to the Funds, as well as any sub-adviser to the Funds. The full Board may delegate to the Investment Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. The primary purpose of each sub-committee is to receive reports concerning investment management topics, concerns or exceptions with respect to particular Funds that the sub-committee is assigned to oversee, and to facilitates the understanding by the Committee and the Board of particular issues related to investment management of Funds reviewed by the sub-committee. The Investment Committee met once during the fiscal year ended August 31, 2004.

The following table shows each Trustee's beneficial ownership as of December 31, 2004 in the Funds and each Trustee's aggregate ownership in any funds that the Trustee oversees in the Family of Investment Companies(1):

                                                                                              AGGREGATE OWNERSHIP OF ALL
                                                                                                REGISTERED INVESTMENT
                                                                                                COMPANIES OVERSEEN BY
                            OWNERSHIP OF    OWNERSHIP OF     OWNERSHIP       OWNERSHIP OF       TRUSTEE IN FAMILY OF
                             BEHAVIORAL      BEHAVIORAL       OF REIT         SMALL CAP               INVESTMENT
NAME OF TRUSTEE              GROWTH FUND     VALUE FUND         FUND         GROWTH FUND            COMPANIES(1)(2)
INDEPENDENT TRUSTEES
William J. Armstrong            None            None            None             None               Over $100,000
Roland R. Eppley, Jr.           None            None            None             None               Over $100,000
John F. Finn                                                                                        Over $100,000
Dr. Matthew Goldstein           None            None            None             None             $50,001 - $100,000
Robert J. Higgins               None            None            None             None                     None
Peter C. Marshall                                                                                    Over $100,000
Marilyn McCoy                                                                                        Over $100,000
William G. Morton, Jr.          None            None            None             None                      None
Robert A. Oden, Jr.                                                                                  Over $100,000
Fergus Reid, III                None            None            None             None                Over $100,000
Frederick W. Ruebeck                                                                                 Over $100,000
James J. Schonbachler           None            None            None             None              $50,001-$100,000
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.        None            None            None             None               Over $100,000

     (1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees serves includes seven registered investment companies (110 portfolios) as of the date of this SAI. As of December 31, 2004, the Family of Investment Companies consisted of 16 registered investment companies, including the former One Group Mutual Funds(now known as JPMorgan Trust II) (51 portfolios), One Group Investment Trust (nine portfolios), and 14 registered investment companies that comprised the "JPMorgan Funds" (70 portfolios).

     (2) For Messrs Eppley and Spalding these amounts include deferred compensation balances through participation in the JPMorgan Funds' Deferred Compensation Plan for Eligible Trustees as of December 31, 2004. For Ms. McCoy and Messrs Finn, Marshall and Oden, these amounts include deferred compensation balances through participation in the Deferred Compensation Plan for Trustees of One group Mutual Funds and One Group Investment Trust as of December 31, 2004.

In February 2004, the final amount for total compensation deferred pursuant to fee deferral agreements for Roger B. Keating, Matthew J. Kiley and Robert
P. Schmermund is $54,750, $7,897 and $7,897, respectively.

As of December 31, 2004, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

Each Trustee is currently paid an annual fee of $122,000 for serving as Trustee of the Funds and the JPMorgan Funds Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Funds Complex, Mr. Reid is paid an additional $130,000. For his services as Vice Chairman of the Board of Trustees of the JPMorgan Funds Complex, Mr. Marshall is paid an additional $41,000. Committee Chairmen (other than Messrs. Reid and Marshall who do not receive separate compensation for service as committee Chairmen) are paid an additional $40,000 for their services as committee Chairmen. Sub-Committee Chairmen (other than Messrs. Reid and Marshall who do not receive separate compensation for service as Sub-Committee Chairmen) are paid an additional $20,000 for their services as Sub-Committee Chairmen. The Trustees may hold various other directorships unrelated to the JPMorgan Funds Complex. The Funds will bear expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an office of the Chairman, in the amount of $6,000 per month.

Trustee aggregate compensation paid by each of the Funds and the JPMorgan Funds Complex for the calendar year ended December 31, 2004, are set forth below:

                AGGREGATE TRUSTEE COMPENSATION PAID BY THE FUNDS

                                                                                SMALL CAP     TOTAL COMPENSATION
NAME OF TRUSTEE              BEHAVIORAL        BEHAVIORAL                        GROWTH       PAID FROM THE FUND
INDEPENDENT TRUSTEES        GROWTH FUND        VALUE FUND       REIT FUND         FUND            COMPLEX(1)
------------------------   --------------   ----------------   -------------   -----------   -------------------
William J. Armstrong       $          178   $             81   $         243   $       257   $           160,000
Roland R. Eppley, Jr.                 133                 61             182            75               120,000
John F. Finn                            0                  0               0             0                     0
Dr. Matthew Goldstein                 133                 61             182           193               120,000
Robert J. Higgins                     133                 61             182           193               120,000
Peter C. Marshall                       0                  0               0             0                     0
Marilyn McCoy                           0                  0               0             0                     0
William G. Morton, Jr.                133                 61             182           193               120,000
Robert A. Oden, Jr.                     0                  0               0             0                     0
Fergus Reid, III                      277                127             379           402               250,000
Frederick W. Ruebeck                    0                  0               0             0                     0
James J. Schonbachler                 133                 61             182           193               120,000
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.               17                 10              22            34               160,000^

^         Includes $146,667 of deferred compensation.

(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees includes seven registered investment companies (110 portfolios) as of the date of this SAI. As of December 31, 2004, the Fund Complex consisted of 14 registered investment companies that comprised the "JPMorgan Funds" (70 portfolios). One Group Mutual Funds and One Group Investment Trust had not yet become part of the Fund Complex. As a result, former trustees of One Group Mutual Funds and One Group Investment Trust listed in this table as shown as having not been compensated by the Fund Complex for the calendar year ended December 31, 2004.

The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Eppley and Spalding are the only Trustees who currently are deferring compensation under such plan. Mr. Spalding has also deferred receipt of compensation received prior to February 22, 2001 which was previously deferred under a Retirement Plan for Eligible Trustees that was terminated as of that date. Notwithstanding anything to the contrary above, currently, former trustees of One Group Mutual Funds and One Group Investment Trust are not eligible to participate in the Deferred Compensation Plan, and instead participate under a separate deferred compensation plan described below.

Pursuant to an Amended and Restated Deferred Compensation Plan for Trustees who are former trustees of One Group Mutual Funds and One Group Investment Trust (the "OG Plan"), adopted by the Boards of One Group Mutual Funds and One Group Investment Trust on February 13, 2002, the Trustees who are former Trustees of One Group Mutual Funds and One Group Investment Trust are permitted to defer all or a part of their compensation. Under the OG Plan, the Trustees who are former Trustees of One Group Mutual Funds and One Group Investment Trust are permitted to specify Select Shares (formerly designated Class I Shares) of one or more series of JPMorgan Trust II to be used to measure the performance of a Trustee's deferred compensation account. A Trustee's deferred compensation account will be paid at such times as elected by the Trustee subject to certain mandatory payment provisions in the Plan (e.g., death of a Trustee).

OFFICERS
The Funds' executive officers (listed below), are generally employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Funds. The officers hold office until a successor has been elected and duly qualified. The Funds have no employees.

The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Funds and principal occupations are shown below. The contact address for each of the officers unless otherwise noted is 522 Fifth Avenue, New York, NY 10036.

     NAME (YEAR OF BIRTH),
      POSITIONS HELD WITH                                           PRINCIPAL OCCUPATIONS
       THE FUNDS (SINCE)                                             DURING PAST 5 YEARS
---------------------------------   -------------------------------------------------------------------------------------
George C.W. Gatch (1962),           Managing Director, JPMIM, CEO and President of the J.P. Morgan and One Group Funds.
President (2001)                    An employee since 1986, Mr. Gatch leads the firm's U.S. mutual fund and financial intermediary business. He was previously president and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi
                                    Kangyo Bank. Prior to working in Japan, Mr. Gatch established JPMIM's sub-advisory and institutional mutual funds business. He has also held numerous positions throughout the firm in business management, marketing, and sales.

Robert L. Young (1963),             Chief Operating Officer, JPMorgan Funds (August 2004 to present) and One Group Mutual
Senior Vice President (2004)**      Funds from November 2001 until present.  From October 1999 to present, Vice President and Treasurer, One Group Administrative Services, Inc. (now known as JPMorgan Funds
                                    Management, Inc.), and Vice President and Treasurer, One Group Dealer Services, Inc.
                                    (now known as JPMorgan Distribution Services, Inc.)

     NAME (YEAR OF BIRTH),
      POSITIONS HELD WITH                                           PRINCIPAL OCCUPATIONS
       THE FUNDS (SINCE)                                             DURING PAST 5 YEARS
---------------------------------   -------------------------------------------------------------------------------------
Patricia A. Maleski (1960),         Vice President, JPMIM; previously, Treasurer, JPMorgan Funds and Head of Funds
Vice President and Chief            Administration and Board Liaison.  Prior to joining J.P. Morgan Chase & Co. in 2001,
Administrative Officer (2004)       Ms. Maleski was the Vice President of Finance for the Pierpont Group, Inc., a service provider to the Board of Directors/Trustees of the JPMorgan Funds.

Stephanie J. Dorsey (1969),         Director of Mutual Fund Administration, One Group Administrative Services, Inc. (now
Treasurer (2004)**                  known as JPMorgan Funds Management, Inc.), since 2004; Ms. Dorsey worked for Bank
                                    One Corporation (now known as JP Morgan Chase & Co.) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial
                                    Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Benham (1959),           Vice President and Assistant General Counsel, JPMIM since 2004; Vice President (Legal
Secretary (2005)                    Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964),          From 2004 to present, Senior Counsel, JPMorgan Chase & Co.; Assistant General Counsel
Assistant Secretary (2004)**        and Associate General Counsel and Vice President, Gartmore Global Investments, Inc.
                                    from 1999 to 2004.

Jessica K. Ditullio (1962),         Various attorney positions for Bank One Corporation (now known as JP Morgan Chase &
Assistant Secretary (2004)**        Co.) since 1990.

Nancy E. Fields (1949), Assistant   From October 1999 to present, Director, Mutual Fund Administration, One Group
Secretary (2004)**                  Administrative Services, Inc. (now known as JPMorgan Funds Management, Inc.) and
                                    Senior Project Manager, Mutual Funds, One Group Dealer Services, Inc. (now known as
                                    JPMorgan Distribution Services, Inc.) From July 1999 to October 1999, Project
                                    Manager, One Group, Banc One Investment Advisors Corporation (now known as JPMorgan
                                    Investment Advisors, Inc.)

Avery P. Maher (1945),              Vice President and Assistant General Counsel, JPMIM since 2004; Second Vice
Assistant Secretary (2004)          President and Assistant Secretary of John Hancock Advisers, LLC, from 1992 to 2004.

Alaina V. Metz (1967),              Vice President, BISYS Fund Services, Inc. since 1995.
Assistant Secretary (2001)*

Suzanne E. Cioffi (1967),           Vice President, JPMIM, responsible for mutual fund financial reporting.  During the
Assistant Treasurer (2005)          past five years, Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects for JPMIM.

Christopher D. Walsh (1965),        Vice President, JPMIM; Mr. Walsh manages all aspects of institutional and retail
Assistant Treasurer (2004)          mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Prior to joining
                                    JPMorgan in 2000, he was a director from 1996 to 2000 of Mutual Fund Administration at Prudential Investments.

     NAME (YEAR OF BIRTH),
      POSITIONS HELD WITH                                           PRINCIPAL OCCUPATIONS
       THE FUNDS (SINCE)                                             DURING PAST 5 YEARS
---------------------------------   -------------------------------------------------------------------------------------
Stephen M. Ungerman (1953),         Vice President, JPMIM; previously, head of Fund Administration - Pooled Vehicles.
Chief Compliance Officer (2004)     Prior to joining J.P. Morgan Chase & Co. in 2000, he held a number of positions in
                                    Prudential Financial's asset management business, including Associate General
                                    Counsel, Tax Director and Co-head of Fund Administration Department. Mr. Ungerman was also the Assistant Treasurer for all mutual funds managed by Prudential.

* The contact address for the officer is 3435 Stelzer Road, Columbus, OH 43219.
** The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

As of January 31, 2005, the Officers and Trustees as a group owned less than 1% of the shares of any class of each Fund.

                                 CODES OF ETHICS

The Funds, JPMIM, its affiliated sub-advisers and JPMDS have adopted the Code of Ethics described below. The Funds' sub-advisers are unaffiliated and have adopted separate codes of ethics under Rule 17j-1 of the 1940 Act.

The Trusts' code of ethics includes policies which require "access persons" (as defined in Rule 17j-1) to: (i) place the interest of Trust Shareholders first;
(ii) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of his or her position with the Trusts or a Fund. The Trusts' code of ethics prohibits any access person from: (i) employing any device, scheme or artifice to defraud the Trusts or a Fund; (ii) making to the Trusts or a Fund any untrue statement of a material fact or omit to state to the Trusts or a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trusts or a Fund; or (iv) engaging in any manipulative practice with respect to the Trusts or a Fund. The Trusts' code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Fund so long as such investment transactions are not in contravention of the above noted policies and prohibitions.

The code of ethics adopted by JPMIM requires that all employees must: (i) place the interest of the accounts which are managed by JPMIM first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and
(iii) refrain from taking inappropriate advantage of their position. Employees of JPMIM are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Fund's Prospectuses or SAI and effecting or facilitating a mutual fund transaction to engage in market timing. JPMIM's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by a Fund subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as non-proprietary mutual fund shares and U.S. government securities). Each of JPMIM's affiliated sub-advisers has also adopted the code of ethics described above.

JPMDS's code of ethics requires that all employees of JPMDS must: (i) place the interest of the accounts which are managed by affiliates of JPMDS first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of JPMDS are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Fund's Prospectuses or SAI or effecting or facilitating a mutual fund transaction to engage in market timing. JPMDS's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to the policies and restrictions in such code of ethics.

                     PROXY VOTING PROCEDURES AND GUIDELINES

The policies and procedures used by JPMIM, with respect to the REIT Fund, and each Fund's sub-adviser to determine how to vote proxies relating to the portfolio securities of such Fund are summarized below.

FULLER & THALER. For those accounts where Fuller & Thaler is responsible for voting proxies, such as the Behavioral Growth Fund and the Behavioral Value Fund, Fuller & Thaler executes the procedures set forth below relating to the collection, reporting and voting of proxies.

Fuller & Thaler has contracted Institutional Shareholder Services ("ISS") to collect proxy information from custodians and to vote proxies according to Fuller & Thaler's instructions. ISS also provides proxy recommendations and corporate governance ratings to Fuller & Thaler. While Fuller & Thaler may consider such research in determining how to vote on a proxy issue, Fuller & Thaler votes each proxy on its own merits. Thus, Fuller & Thaler's proxy voting may or may not be in-line with the recommendations of ISS. Each portfolio manager at Fuller & Thaler is responsible for voting the proxies for securities held in the portfolio manager's strategy. Proxy statements received from ISS are provided to the respective portfolio manager for voting. The portfolio manager's vote is communicated to ISS electronically. Using the information provided by Fuller & Thaler, ISS votes the proxies for each individual account.

In the event of a conflict of interest between either the Behavioral Growth Fund or the Behavioral Value Fund and Fuller & Thaler, with respect to how a proxy should be voted for a portfolio security held by such Fund, Fuller & Thaler will vote the proxy in what it believes to be in the best interest of such Fund.

MAZAMA. Mazama takes an active role in voting proxies on behalf of all accounts for which Mazama has been hired as investment manager, unless proxy voting responsibility has been retained by the client. Generally, routine proxies will be voted with management as indicated on the proxy. A negative vote may be registered on proxies containing overly restrictive anti-takeover provisions. Mazama generally votes in favor of the following routine issues: (a) election of directors, (b) appointment of auditors, (c) elimination of preemptive rights,
(d) increasing authorized shares issued, (e) limitations on directors' and officers' liability, (f) amendments to articles of incorporation or bylaws to coincide with changes in local or federal laws and regulations, (g) changes to the date, time, location of annual meetings and (h) stock prints. However, Mazama strongly favors having only independent board members in all sub committees (compensation, nominating, audit, etc.) and may vote against certain board members if they are affiliated with the company and also members of subcommittees.

Mazama votes the following non-routine issues as indicated: (i) Mazama favors allowing shareholders to vote on the granting of "golden parachutes;" (ii) Mazama favors allowing shareholders to vote on preferred stock issues, which typically contain special performance promises to specific shareholders; (iii) Mazama is in favor of confidential voting; (iv) Mazama is in favor of eliminating classified boards; (v) Mazama is generally opposed to the erection of barriers to future merger/take-over proposals (e.g. "poison pills") where such devices can be seen as self-protective of management rather than to benefit shareholders' interests; (vi) Mazama believes in allowing shareholders cumulative voting rights, which enhances their ability to select directors who perform well over others; (vii) Mazama is in favor of reasonable and carefully administered incentive compensation plans, including stock options and other stock purchase rights to be awarded to key employees when dilution is considered not significant and share price is at fair market value, and Mazama will vote against incentive plans with "change in control" provisions that protect or benefit management or board members over the interests of shareholders; (viii) Mazama is generally opposed to social issue proposals which would not generate an economic benefit for the company and may even create a cost, and for similar reasons, Mazama opposes proposals that call for constrictions on a company's business for social purposes; (ix) Mazama is in favor of savings, investment, stock purchase and ESOP plans for corporate employees; (x) Mazama generally favors proposals to reincorporate under the laws of a different state since a company usually finds an economic advantage in the result; (xi) the consolidation of several companies or subsidiaries, including reincorporations from different state jurisdictions, into one company or a holding company is generally done to simplify historical structures that have out-lived their usefulness and to reduce cost -- savings, elimination of duplication and more efficient operations to be realized are usually in the shareholders' interests, and therefore, such proposals will generally be approved by Mazama; (xii) Mazama favors director ownership of stock, whether through purchase of stock or the granting of options, and where options are not granted by a company to its directors, Mazama generally favors purchase of shares by directors; (xiii) Mazama generally does not favor proposals to prohibit re-election of outside directors after a fixed number years of service or upon retirement from their primary employment; (xiv) Mazama thinks it is important that shareholders formally consider and vote on incentive and savings plans, which represent disbursement of shareholders' assets; (xv) Mazama generally opposes proposals to prohibit business dealings with communist countries; (xvi) Mazama generally opposes requiring management to disclose corporate political contributions; and
(xvii) Mazama is generally in favor of eliminating or not granting retirement benefits to non-employee directors, but in some circumstances, limitations on benefits, such as a year-of-service limitation, will make such benefits acceptable.

Mazama seeks to identify and resolve all material proxy-related conflicts of interest between the firm and its clients in the best interests of its clients. In the event a material conflict of interest is identified, Mazama will cast votes consistent with the Proxy Policies listed above. If the matter is not clearly addressed in Mazama's Proxy Policy, Mazama will rely in Institutional Shareholder Services to provide guidance in the matter.

JPMIM. To ensure that the proxies of portfolio companies are voted in the best interests of the REIT Fund, the Fund Board has adopted JPMIM's detailed proxy voting procedures ("Procedures") that incorporate guidelines ("Guidelines") for voting proxies on specific types of issues. The guidelines have been developed with the objective of encouraging corporate action that enhances shareholder value.

JPMIM and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by JPMIM. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS") in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and JPMIM, the Fund's principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

     - JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

     - JPMIM votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

     - JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

     - JPMIM votes against proposals for a super-majority vote to approve a merger.

     - JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

     - JPMIM votes proposals on a stock option plan on a case-by-case basis, based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.

     - JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

     - Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries proxy statements are not mailed at all and in some locations the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. JPMIM also considers the cost of voting in light of the expected benefit of the vote.

     - Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management's arguments for promoting the prospective change. JPMIM's sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

     - JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

     - JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

     - JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

     - JPMIM will vote in favor of increases in capital which enhance a company's long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt "poison pill" takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

     - JPMIM will vote in favor of proposals which will enhance a company's long-term prospects. JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.

     - JPMIM reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however JPMIM will generally vote against such proposals and vote for revoking existing plans.

     - Where social or environmental issues are the subject of a proxy vote, JPMIM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients.

     - With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) JPMIM's position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

                          PORTFOLIO HOLDINGS DISCLOSURE

As described in the Prospectuses and pursuant to the Funds' portfolio holdings disclosure policy, no sooner than 30 days after month end, the Funds will make available to the public, upon request to JPMorgan Services (1-800-480-4111), an uncertified complete schedule of its portfolio holdings as of the last day of that prior month.

     The Funds' publicly available uncertified complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of the Funds, and (ii) clients of the Adviser or its affiliates that invest in the Funds or such clients' consultants. No compensation or other consideration is received by the Funds or the Adviser, or any other person for these disclosures. A list of the entities that receive the Funds' portfolio holdings information on such basis, the frequency with which it is provided to them and the length of the lap between the date of the information and the date it is disclosed is provided below:

     Vickers Stock Research Corp.     Quarterly     30 days after month end
     Standard & Poor's                Monthly       30 days after month end

     MorningStar Inc.                 Monthly       30 days after month end
     Lipper, Inc.                     Monthly       30 days after month end
     Thomson Financial                Monthly       30 days after month end
     Bloomberg LP                     Monthly       30 days after month end
     Investment Company Institute     Monthly       30 days after month end
     Casey Quirk & Acito              Monthly       30 days after month end

SMALL CAP GROWTH FUND
     Mercer Investments Consulting    Monthly       30 days after month end

In addition, certain service providers to a Fund or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive the Funds' portfolio holdings information earlier than 30 days after month end, such as subadvisers rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and in providing pricing quotations, members of a bank syndicate providing a committed line of credit to the Fund (released quarterly 10 days after trade date) transfer agents, and entities providing CDSC financing (released weekly one day after trade date). When a Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Fund's portfolio holdings and therefore, the shareholder and its agent may receive such information earlier than 30 days after month end. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

Disclosure of a Funds' portfolio securities as an exception to a Funds' normal business practice requires the business unit proposing such an exception to identify a legitimate business purpose for the disclosure and submit the proposal to the Funds' Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by a Fund or the Adviser, or any person for these disclosures. The Funds' Trustees will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Funds' shareholders on one hand and the Fund's Adviser, the Distributor or any affiliated person of such entities on the other by creating a structured review and approval process which seeks to ensure that disclosure of information about the Fund's portfolio securities is in the best interests of a Fund's shareholders. There can be no assurance, however, that a Fund's policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

Portfolio holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust's Form N-CSRs and Form N-Qs will be available on the Funds' website at www.jpmorganfunds.com and on the SEC website at www.sec.gov.

The Funds also include information concerning the Funds' top ten holdings, including statistical information about various financial characteristics of the Fund, in marketing materials that are posted on www.jpmorganfunds.com no sooner than 15 days after the end of each month. One day after this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Funds.

Finally, the Funds release information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.

                       INVESTMENT ADVISER AND SUB-ADVISERS

As described in the Prospectus, JPMIM is the investment adviser of each Fund and as such, has responsibility for the management of each Fund's affairs, under the supervision of the Trust's Board of Trustees. With the exception of REIT Fund, which is directly managed by JPMIM, each Fund's investment portfolio is managed on a day-to-day basis by that Fund's sub-adviser, under the general oversight of JPMIM and the Board of Trustees. JPMIM, a wholly owned subsidiary of JP Morgan Chase, is a registered investment adviser under the 1940 Act. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, New York 10036.

Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which JPMorgan Chase Bank, N.A. (JPMorgan Chase Bank) serves as trustee.

Under separate agreements, JPMorgan Chase Bank, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) ("JPMFM"), and JPMDS provides certain financial, fund accounting, recordkeeping and administrative services to the Trust and the Funds and shareholder services for the Trusts. JPMDS is the shareholder servicing agent and distributor for the Funds. JPMorgan Chase Bank, JPMFM, and JPMDS are each affiliates of the Adviser. See "Custodian," "Administrator and Sub-Administrator," "Shareholder Servicing" and "Distributor" sections.

JPMorgan Chase, is a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into the Chase Manhattan Corporation. JPMorgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The Firm, through its predecessor companies, has been in business for over a century.

The investment advisory services JPMIM provides to the Funds are not exclusive under the terms of the advisory agreements. JPMIM is free to and does render similar investment advisory services to others. JPMIM serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which JPMIM serves as trustee. The accounts which are managed or advised by JPMIM have varying investment objectives and JPMIM invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of JPMIM who may also be acting in similar capacities for the Funds. See "Portfolio Transactions."

The Funds are overseen by employees of JPMIM who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of JPMorgan Chase or any personnel of other divisions of JPMIM or with any of its affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which execute transactions on behalf of the Funds.

Under each Fund's advisory agreement with JPMIM, JPMIM is entitled to fees, payable at least quarterly, of a certain percentage of the average daily net asset value of such Fund. Such fees are paid by each class of shares of the relevant Fund based upon the average daily net assets of such class. For a description of such fees, see "The Funds -- The Funds' Management" in the Institutional Class Prospectus and in the combined Class A and Class C Prospectus and "The Fund - The Fund's Management" in the Investor Class Prospectus.

Prior to January 31, 2004 and pursuant to the advisory agreements with the Funds and the Undiscovered Managers, LLC ("UM"), UM served as investment adviser to the Funds.

The table below sets forth the investment advisory fees that the Funds paid to or accrued by JPMIM or UM (waived amounts are in parentheses) with respect to each fiscal year-ended indicated:

                                 FISCAL YEAR ENDED           FISCAL YEAR ENDED AUGUST     FISCAL YEAR ENDED AUGUST
                                  AUGUST 31, 2002                    31, 2003                    31, 2004
                             ---------------------------    --------------------------    --------------------------
                             PAID/ACCRUED      WAIVED       PAID/ACCRUED      WAIVED      PAID/ACCRUED     WAIVED
                             ------------     ----------    ------------    ----------    ------------   -----------
Behavioral Growth Fund       $   895,331      $  175,851    $   716,391     $  130,215    $  1,216,036   $   (15,020)
Behavioral Value Fund        $   363,076      $   84,628    $   301,512     $  100,732         537,412      (126,353)
REIT Fund                    $ 1,071,562      $   99,670    $ 1,495,386     $  120,035       1,914,943      (504,072)
Small Cap Growth Fund        $   421,030      $  149,106    $   654,432     $  168,244       1,522,857      (151,732)

As described in the Prospectus, JPMorgan Chase Bank has contractually agreed to certain arrangements to limit each Fund's expenses. See "Trust Expenses" below.

With the exception of REIT Fund, which is directly managed by JPMIM, each Fund's investment portfolio is managed on a day-to-day basis by that Fund's sub-adviser pursuant to a sub-advisory agreement. Each of the sub-advisers is regarded for purposes of the 1940 Act as being controlled by the following persons, each of whom is a principal of the firm and owns more than 25% of the voting securities of the firm: Russell J. Fuller (Fuller & Thaler Asset Management, Inc. ("Fuller & Thaler")); and Ronald A. Sauer (Mazama Capital Management, Inc. ("Mazama")).

Under each sub-advisory agreement relating to the Funds between JPMIM and such Fund's sub-adviser, the sub-adviser is entitled to fees, payable at least quarterly by JPMIM out of the fees JPMIM receives, of a certain percentage of the average daily net asset value of such Fund. For Behavioral Value Fund, JPMIM will pay the sub-adviser compensation at the annual rate of 0.70% of the first $200 million of the Fund's average daily net assets, 0.65% of the next $100 million of such assets and 0.60% of such assets in excess of $300 million. For Behavioral Growth Fund, JPMIM will pay the sub-adviser compensation at the annual rate of 0.60% of the first $200 million of the Fund's average daily net assets, 0.55% of the next $100 million of such assets and 0.50% of such assets in excess of $300 million. For Small Cap Growth Fund, JPMIM will pay the sub-adviser compensation at the annual rate of 0.60% of the first $200 million of the Fund's average daily net assets, 0.55% of the next $100 million of such assets and 0.50% of such assets in excess of $300 million. For a description of such fees, see "The Funds -- The Funds' Management" in the Institutional Class Prospectus and in the combined Class A and Class C Prospectus and "The Fund - The Fund's Management" in the Investor Class Prospectus.

The table below sets forth the sub-advisory fees that JPMIM or UM paid to sub-advisors (waived amounts are in parentheses) with respect to the fiscal year-ended indicated:

                                                  FISCAL YEAR ENDED      FISCAL YEAR ENDED      FISCAL YEAR ENDED
          FUND                 SUB-ADVISER         AUGUST 31, 2002         AUGUST 31, 2003        AUGUST 31, 2004
          ----                 -----------        -----------------      -----------------      -----------------
Behavioral Growth Fund    Fuller & Thaler              $  565,472            $  452,457.19             $  766,017
                          Asset Management, Inc
Behavioral Value Fund     Fuller & Thaler              $  242,051            $  201,008.07             $  356,940
                          Asset Management, Inc
REIT Fund                 Bay Isle Financial           $  714,375            $  996,924.16             $  552,226
                          LLC(1)/JPMIM
Small Cap Growth Fund     Mazama Capital               $  265,914            $  413,325.41             $  959,282
                          Management, Inc

(1) Prior to January 1, 2004, Bay Isle Financial LLC ("Bay Isle") served as REIT Fund's subadviser, with Undiscovered Managers, LLC serving as the investment adviser. Undiscovered Managers, LLC paid Bay Isle a sub-advisory fee at the annual rate of 0.70% of the first $200 million of REIT Fund's average daily net assets, 0.65% of the next $100 million of such assets and 0.60% of such assets in excess of $300 million. From January 1, 2004 until January 30, 2004, JPMIM replaced Bay Isle as REIT Fund's subadviser, with Undiscovered Managers, LLC continuing to serve as the investment adviser. During such period, JPMIM was paid a fee at the annual rate of 0.70% of the first $200 million of REIT Fund's average daily net assets, 0.65% of the next $100 million of such assets and 0.60% of such assets in excess of $300 million. Effective January 31, 2004, JPMIM became REIT Fund's investment adviser, and the subadvisory agreement was terminated.

Each Fund's current advisory agreement with JPMIM and related sub-advisory agreement, if applicable, was approved by the applicable Fund's shareholders on January 13, 2004 and provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the 1940 Act, of the Trust, JPMIM or, in the case of the related sub-advisory agreement, the relevant sub-adviser, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to a Fund's advisory agreement must be approved by vote of a majority of the outstanding voting securities of the relevant Fund and by vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to a sub-advisory agreement relating to a Fund must be approved by vote of a majority of the outstanding voting securities of such Fund and by vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval, unless such approvals are no longer required by law.

Each Fund's advisory agreement may be terminated without penalty by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding securities of the relevant Fund, upon sixty days' written notice, and by JPMIM upon ninety days' written notice, and shall automatically terminate in the event of its assignment. Each Fund's advisory agreement provides that JPMIM owns all rights to and control of the name "Undiscovered Managers," and the Small Cap Growth Fund's advisory agreement also provides that JPMIM owns all rights to and control of the name "UM." Each Fund's advisory agreement will automatically terminate if the Trust or the relevant Fund shall at any time be required by JPMIM to eliminate all reference to the words "Undiscovered Managers" or the letters "UM," as applicable, in the name of the Trust or the relevant Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the relevant Fund and by a majority of the Trustees who are not interested persons of the Trust or JPMIM, cast in person at a meeting called for the purpose of voting on such approval.

BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS
On November 17, 2003, the Board of Trustees of the Trust approved, with respect to each of the Behavioral Growth Fund, the Behavioral Value Fund, the REIT Fund and the Small Cap Growth Fund, an investment management agreement pursuant to which JPMIM serves as investment manager to each such Fund (each a "Management Agreement" and collectively, the "Management Agreements"). The Management Agreements were approved by the Board of the Trustees in connection with the acquisition by JPMIM of certain assets of Undiscovered Managers, LLC, the previous investment adviser to the Trust (the "Transaction"). The Trustees also approved sub-advisory agreements between JPMIM and the sub-adviser of each of the Behavioral Growth Fund, the Behavioral Value Fund and the Small Cap Growth Fund (the "Sub-Advisory Agreements").

In determining to approve the Management Agreement relating to each Fund, and the Sub-Advisory Agreement relating to each of Behavioral Growth Fund, Behavioral Value Fund and Small Cap Growth Fund, the Trustees considered a wide range of information, including the type of information they regularly consider when determining whether to continue a Fund's management agreement and sub-advisory agreement as in effect from year to year. The Trustees considered information about, among other things, (i) JPMIM's reputation, financial resources, personnel (including senior management) and investment management experience, including (x) the fact that JPMIM is a subsidiary of J.P. Morgan Chase & Co., a global financial services corporation and (y) the fact that JPMIM and its affiliates advise over seventy separate investment portfolios within the JPMorgan Funds Complex; (ii) each sub-adviser and the scope and quality of the portfolio management and related services that such sub-adviser has been providing to the applicable Fund(s), including the fact that no change in the scope or quality of such services was expected to take place as a result of the Transaction; (iii) the terms of the then-current and proposed management agreements relating to the Funds, including the fact that no change to the fee rates thereunder was being proposed; (iv) the terms of the then-current and proposed sub-advisory agreements relating to the applicable Funds, including the fact that no change to the fee rates thereunder was being proposed; (v) the expected scope and quality of the services that JPMIM would provide to the REIT Fund under the applicable Management Agreement, including the fact that JPMIM would be responsible for the management of the REIT Fund's investment portfolio;
(vi) the terms of the Transaction, including JPMIM's representation that, if each Management Agreement was approved and JPMIM was appointed to serve as investment manager to each of the Funds, it would, for at least two years following the consummation of the Transaction, limit the operating expenses of each such Fund in such a manner and amount that is at least as favorable to each such Fund as is the case under the then-current expense deferral agreements with Undiscovered Managers, LLC, the previous investment manager, and the fact that, with respect to the REIT Fund, such limitation on operating expenses was expected to be more favorable than the then-current expense deferral agreement;
(vii) the investment performance of each of the Funds and of similar funds managed by other advisers and sub-advisers (including funds managed by JPMIM);
(viii) the
advisory fee rates payable to JPMIM by the Funds and to the sub-advisers by JPMIM and the fee rates payable by similar funds managed by other advisers; (ix) the total expense ratios of the Funds and of similar funds managed by other advisers; and (x) the fact that JPMIM and/or each sub-adviser may receive brokerage and research services from brokerage firms selected by JPMIM or such sub-adviser to execute portfolio transactions for the Fund(s) that JPMIM or such sub-adviser manages, and may cause such Fund(s) to pay such brokerage firms higher brokerage commissions in recognition of the provision of such services.

The Trustees also considered the fact that JPMIM has agreed to use its reasonable best efforts to ensure compliance with the requirements of Section 15(f) in respect of the Transaction. More specifically, JPMIM has agreed to conduct its business so as to enable, insofar as within the control of JPMIM,
(i) for a period of three years after the date on which the Transaction is consummated (the "Closing Date"), at least 75% of the members of the Trust's Board of Trustees not to be (A) "interested persons" (as that term is defined in the 1940 Act) of JPMIM, or (B) "interested persons" (as that term is defined in the Investment Company Act) of Undiscovered Managers, LLC, and (ii) for a period of two years after the Closing Date, there not to be imposed an "unfair burden" (as that term is defined in the 1940 Act) on any of the Funds as a result of the Transaction, or any express or implied terms, conditions or understandings applicable thereto. JPMIM and the other parties to the Transaction have agreed that, if JPMIM obtains an order from the Securities and Exchange Commission exempting it from the provisions of Section 15(f), while still maintaining the "safe harbor" provided by Section 15(f), then the agreement set forth above shall be deemed to be modified to the extent necessary to permit JPMIM to act in a manner consistent with such exemptive order.

With respect to the REIT Fund, the Trustees also considered materials relating to JPMIM's investment process and met with a member of the portfolio management team that is currently expected to manage the REIT Fund.

The Trustees also considered the effects on the Funds of becoming affiliated persons of JPMIM. Following consummation of the Transaction, the 1940 Act will limit or impose conditions on the ability of the Funds to engage in certain transactions with JPMIM and its affiliates. For example, absent exemptive relief from the Securities and Exchange Commission, the Funds will be prohibited from purchasing securities from broker-dealer affiliates of JPMIM in transactions in which such broker-dealer affiliates act as principal, and the Funds will have to satisfy certain conditions in order to engage in securities transactions in which a broker-dealer affiliate of JPMIM acts as broker or underwriter.

After meeting with personnel of JPMIM and carefully considering the information summarized above with the advice of independent legal counsel, the Trustees, including the Trustees who are not "interested persons" (as defined in the 1940
Act) of the Trust, unanimously voted to approve the Management Agreements and Sub-Advisory Agreements relating to the Behavioral Growth Fund, the Behavioral Value Fund, and the Small Cap Growth Fund, to approve the Management Agreement relating to the REIT Fund, and to recommend that each such Fund's shareholders vote to approve each such agreement. At a meeting of the shareholders of the Trust held on January 14, 2004, shareholders of each Fund approved each such agreement relating to their Fund.

Each sub-advisory agreement relating to a Fund may be terminated without penalty by JPMIM upon sixty days' written notice, and by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund upon sixty days' written notice, and each terminates automatically in the event of its assignment and upon termination of the related advisory agreement. Certain of the sub-advisory agreements relating to the Funds may be terminated by the relevant sub-adviser in certain circumstances.

Each Fund's advisory agreement and related sub-advisory agreement provides that JPMIM or the applicable sub-adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The Trust and JPMIM expect to apply for an exemptive order from the Securities and Exchange Commission to permit JPMIM, subject to the approval of the Trust's Board of Trustees and certain other conditions, to enter into sub-advisory agreements with sub-advisers other than the current sub-adviser of any Fund and amend sub-advisory agreements with sub-advisers without obtaining shareholder approval. See "The Funds -- The Funds' Management - Other Arrangements" in the Institutional Class Prospectus and in the combined Class A and Class C Prospectus and "The Fund -- The Fund's Management - Other Arrangements" in the Investor Class Prospectus.

                                    EXPENSES

The Trust pays the compensation of its Trustees who are not officers or employees of JPMIM; registration, filing and other fees in connection with requirements of regulatory authorities; all charges and expenses of its custodian and transfer agent; the charges and expenses of its independent accountants; all brokerage commissions and transfer taxes in connection with portfolio transactions; 12b-1 fees; all taxes and fees payable to governmental agencies; the cost of any certificates representing shares of the Funds; the expenses of meetings of the shareholders and Trustees of the Trust; the charges and expenses of the Trust's legal counsel; interest on any borrowings by the Trust's series; the cost of services, including services of counsel, required in connection with the preparation of, and the cost of printing, the Trust's registration statements and prospectuses, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Trust, and notices and proxy solicitation material furnished to shareholders or regulatory authorities, to the extent that any such materials relate to the Trust or its shareholders; and the Trust's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses. 12b-1 fees with respect to a Fund, if any, are allocated only to that Fund's Investor Class Shares, Class A Shares or Class C Shares. Certain other expenses relating to a particular class (such as class specific shareholders services fees) may be allocated solely to that class.

As described in the Prospectus, JPMorgan Chase Bank has contractually agreed that it will reimburse each Fund to the extent total annual operating expenses of the Institutional Class, Investor Class, Class A and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the current deferred compensation plan) exceed the following annual percentage rates of their respective average daily net assets:

     FUND                      INSTITUTIONAL CLASS  INVESTOR CLASS  CLASS A   CLASS B  CLASS C
     ----                      -------------------  --------------  -------   -------  -------
Behavioral Growth Fund                1.30%             1.65%         1.65%     2.15%   2.15%
Behavioral Value Fund                 1.40%              N/A*         1.60%     2.10%   2.10%
REIT Fund                             1.00%              N/A*         1.40%     1.90%   1.90%
Small Cap Growth Fund                 1.20%              N/A*         1.60%      N/A    2.10%

----------
* The Fund does not currently offer such class.

These agreements have terms ending on January 30, 2006 for Investor and Institutional Classes, June 4, 2005 for Class A, Class B and Class C, with the exception of Class A of the Behavioral Growth Fund, which agreement has a term ending on June 4, 2006, and are renewable year to year thereafter. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

                                 ADMINISTRATOR

Pursuant to an Administration Agreement dated February 19, 2005 (the "Administration Agreement"), between the Trust, on behalf of the Funds, and JPMFM, JPMFM serves as administrator of the Funds. JPMFM is an affiliate of JPMorgan Chase Bank, an indirect, wholly-owned subsidiary of JPMorgan Chase, and has its principal place of business at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

Pursuant to the Administration Agreement, JPMFM will perform or supervise all operations of each Fund for which it serves (other than those performed under the advisory agreement(s), the custodian and fund accounting agreement, and the transfer agency agreement for that Fund). Under the Administration Agreement, JPMFM has agreed to maintain the necessary office space for the Funds, and to furnish certain other services required by the Funds with respect to each Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns and generally assists in all aspects of the Funds' operations other than those performed under the advisory agreement(s), the custodian and fund accounting agreement, and the transfer agency agreement. Under the Administration Agreement, JPMFM may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement. Currently the Administrator pays a portion of the fees it receives to BISYS Fund Services, L.P. for its services as each Fund's sub-administrator.

Unless sooner terminated, the Administration Agreement will continue in effect through October 31, 2005. Thereafter, if not terminated, the Administration Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees who are not parties to the Administration Agreement or interested persons of any such party. The Administration Agreement may be terminated without penalty, on not less than 60 days' prior written notice, by the Board of Trustees or by JPMFM. The termination of the Administration Agreement with respect to one Fund will not result in the termination of the Administration Agreement with respect to any other Fund.

The Administration Agreement provides that JPMFM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

In consideration of the services to be provided by JPMFM pursuant to the Administration Agreement, JPMFM will receive from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average daily net assets of the equity and fixed income funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds and the series of JPMorgan Funds that operate as money market funds ("Money Market Funds"))and 0.075% of average daily net assets of all funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds and the Money Market Funds) over $25 billion of such assets. For purposes of this paragraph, the "JPMorgan Funds Complex" includes most of the open-end investment companies in the JPMorgan Funds Complex, including the series of the former One Group Mutual Funds.

From January 31, 2004 to February 19, 2005, pursuant to the an administration agreement, effective with respect to the Funds January 31, 2004, between the Trusts, on behalf of the Funds, and JPMorgan Chase Bank (the "Administration Agreement"), JPMorgan Chase Bank was the administrator of the Funds. In consideration of the services that JPMorgan Chase Bank provided pursuant to the Administration Agreement, JPMorgan Chase Bank received from each Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of the average daily net assets over $25 billion. JPMorgan Chase Bank may have voluntarily waived a portion of the fees payable to it with respect to each Fund. JPMorgan Chase Bank paid a portion of the fees it received to BISYS Fund Services, L.P. for its services as each Fund's sub-administrator.

Prior to January 31, 2004 and pursuant to the administration services agreement with the Trust, on behalf of the Funds and UM, UM served as the administrator to the Funds.

For the fiscal year ends indicated below, JPMorgan Chase Bank or UM was paid or accrued the administration servicing fees or administration fees, and waived the amounts in parentheses by the following Funds:

                                 FISCAL YEAR ENDED           FISCAL YEAR ENDED AUGUST           FISCAL YEAR ENDED AUGUST
                                  AUGUST 31, 2002                     31, 2003                            31, 2004
                            ------------------------         ------------------------           --------------------------
                            PAID/ACCRUED     WAIVED          PAID/ACCRUED     WAIVED            PAID/ACCRUED        WAIVED
Behavioral Growth Fund        $  235,613          -            $  188,524          -             $  276,051     $  (72,026)
Behavioral Value Fund         $   86,447          -            $   71,788          -                107,034        (21,673)
REIT Fund                     $  255,134          -            $  356,044          -                401,601        (33,129)
Small Cap Growth Fund         $  110,797          -            $  172,219          -                341,791        (24,076)

These amounts were subject to reduction and reimbursement under certain expense deferral arrangements.

Prior to January 31, 2004, PFPC Inc. provided certain of the foregoing administrative services as sub-administrator to the Funds, at the expense of UM.

                                   DISTRIBUTOR

Effective February 19, 2005, JPMorgan Distribution Services, Inc. (formerly known as One Group Dealer Services, Inc.) serves as the Trust's distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, JPMDS has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of shares of each of the Funds in accordance with the terms of the Distribution Agreement between the Trust and the JPMDS. JPMDS is an affiliate of JPMIM and JPMorgan Chase Bank and is a direct, wholly-owned subsidiary of JPMorgan Chase. The principal offices of JPMDS are located at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

Unless otherwise terminated, the Distribution Agreement with JPMDS will continue in effect until October 31, 2005 and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Board of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days' prior written notice, by the Board of Trustees, by vote of majority of the outstanding voting securities of the Fund or by the JPMDS. The termination of the Distribution Agreement with respect to one Fund will not result in the termination of the Distribution Agreement with respect to any other Fund. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. JPMDS is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc.

From January 30, 2004 to February 19, 2005, J.P. Morgan Fund Distributors, Inc., a wholly-owned, indirect subsidiary of The BISYS Group, Inc., served as the distributor of the Funds. Prior to January 30, 2004, PFPC Distributors, Inc. ("PFPC Distributors"), 760 Moore Road, King of Prussia, Pennsylvania 19406, served as the distributor of the Trust.

                          SERVICE AND DISTRIBUTION PLAN

The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Service and Distribution Plan") on behalf of the Investor Class Shares of the Behavioral Growth Fund. The Service and Distribution Plan permits the Funds to pay to the then current principal underwriter of the Trust or to one or more other persons or entities (which may but need not be affiliated with the Trust or any of its investment advisers or other service providers), pursuant to agreements executed on behalf of the Trust by one or more officers of the Trust or by the then current principal underwriter of the Trust, fees for services rendered and expenses borne in connection with the provision of certain services. The Service and Distribution Plan provides that such fees may be paid as compensation for any or all of the following: (i) engaging in activities or bearing expenses primarily intended to result in the sale of Investor Class Shares of the Funds, (ii) providing services relating to the Investor Class Shares of the Funds (which would be in addition to any general services provided to a Fund as a whole) and (iii) providing additional personal services to the Funds' Investor Class shareholders and/or for the maintenance of Investor Class shareholder accounts. On an annual basis, the aggregate amount of fees under the Service and Distribution Plan with respect to each Fund will not exceed 0.35% of the Fund's average daily net assets attributable to its Investor Class Shares. The Service and Distribution Plan is of the type known as a "compensation" plan. This means that, although the Trustees of the Trust are expected to take into account the expenses of the then current principal underwriter of the Trust in their periodic review of the Service and Distribution Plan, the fees are payable to compensate such underwriter for services rendered even if the amount paid exceeds such underwriter's expenses.

The Service and Distribution Plan may be terminated at any time as to any Fund by vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Service and Distribution Plan or any agreements related to it, or by a vote of a majority of the outstanding Investor Class voting securities of that Fund (as defined in the 1940 Act). Any change in the Service and Distribution Plan that would materially increase the cost to the Investor Class Shares of a Fund to which the Service and Distribution Plan relates requires approval by the Investor Class shareholders of that Fund. The Trustees of the Trust review at least quarterly a written report of such costs and the purposes for which such costs have been incurred. All material amendments to the Service and Distribution Plan require a vote of the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Service and Distribution Plan or any agreements related to it, cast in person at a meeting called for such purpose. For so long as the Service and Distribution Plan is in effect, the selection and nomination of those Trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

The Service and Distribution Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved
(i) by the vote of a majority of the Trustees of the Trust who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Service and Distribution Plan or any agreements related to it and (ii) by the vote of a majority of the entire Board of Trustees of the Trust, in each case cast in person at a meeting called for the purpose of voting on the continuance of the Service and Distribution Plan.

The Trustees of the Trust believe that the Service and Distribution Plan will provide benefits to Behavioral Growth Fund. The Trustees of the Trust believe that the Service and Distribution Plan is likely to result in greater sales and/or fewer redemptions of the Funds' Investor Class Shares, and thus higher asset levels in Investor Class Shares of Behavioral Growth Fund, although it is impossible to know for certain the level of sales and redemptions of the Funds' Investor Class Shares that would occur in the absence of the Service and Distribution Plan or under alternative distribution arrangements. The Trustees of the Trust believe that higher asset levels could benefit the Funds by reducing the expense ratios of the Behavioral Growth Fund and/or by affording greater investment flexibility.

The table below sets forth the fees that the Investor Class Shares of Behavioral Growth Fund paid to or that were accrued by the Distributor or PFPC Distributors (waived amounts are in parentheses) with respect to each fiscal year-end indicated:

                                        FISCAL YEAR ENDED                   FISCAL YEAR ENDED
                                         AUGUST 31, 2003                     AUGUST 31, 2004
                                      ---------------------               ---------------------
                                      PAID/ACCRUED   WAIVED               PAID/ACCRUED   WAIVED
Behavioral Growth Fund                 $  24,998                           $  42,520        -

                                DISTRIBUTION PLAN

The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") on behalf of the Class A, Class B and Class C Shares of the Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates set forth below.

JPMDS may use the Rule 12b-1 fees payable under the Distribution Plan to finance any activity that is primarily intended to result in the sale of Shares, including, but not limited to, (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper, electronic and media advertising; (ii) the preparation, printing and distribution of prospectuses, statements of additional information and reports and any supplements thereto (other than prospectuses, statements of additional information and reports and any supplements thereto used for regulatory purposes or distributed to existing shareholders of each Fund); (iii) the preparation, printing and distribution of sales and promotional materials and sales literature which is provided to various entities and individuals, including brokers, dealers, financial institutions, financial intermediaries, shareholders, and prospective investors in each Fund; (iv) expenditures for sales or distribution support services, including meetings with and assistance to brokers, dealers, financial institutions, and financial intermediaries and in-house telemarketing support services and expenses; (v) preparation of information, analyses, surveys, and opinions with respect to marketing and promotional activities, including those based on meetings with and feedback from JPMDS's sales force and others including potential investors, shareholders and financial intermediaries; (vi) commissions, incentive compensation, finders fees, or other compensation paid to, and expenses of employees of JPMDS, brokers, dealers, and other financial institutions and financial intermediaries that are attributable to any distribution and/or sales support activities, including interest expenses and other costs associated with financing of such commissions, incentive compensation, other compensation, fees, and expenses; (vii) travel, promotional materials, equipment, printing, delivery and mailing costs, overhead and other office expenses of JPMDS and its sales force attributable to any distribution and/or sales support activities, including meetings with brokers, dealers, financial institutions and financial intermediaries in order to provide them with information regarding the Funds and their investment process and management; (viii) the costs of administering the Distribution Plan; (ix) expenses of organizing and conducting sales seminars; and (x) any other costs and expenses relating to any distribution and/or sales support activities. Activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds. Anticipated benefits to the Funds that may result from the adoption of the Distribution Plan are economic advantages achieved through economies of scale and enhanced viability if the Funds accumulate a critical mass.

Class A Shares pay a Distribution Fee of 0.25% of average daily net assets and Class B and Class C Shares pay a Distribution Fee of 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C Shares of the applicable Fund of up to 4.00% and 1.00% of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C Shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund.

Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average daily net asset value of Class A Shares or 0.75% annualized of the average daily net asset value of Class B and Class C Shares maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C Shares purchased on or before February 18, 2005 will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the Distribution Fee is not directly tied to expenses, the amount of Distribution Fee paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C Shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B and Class C Shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. However, the shares are not liable for any distributions expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B or Class C Shares, investors should consider that compensation payment could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B and Class C Shares.

Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees").

The Distribution Plan requires that the Distributor shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The Distribution Plan further provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated, with respect to any class of a Fund, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act and rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

The Distribution Plan, which was approved by the Boards of Trustees of the Trust on August 19, 2004, represents the combination, amendment and restatement of the existing distribution plans adopted under Rule 12b-1 under the 1940 Act by the Trust with respect to the classes of Shares specified above.

The table below sets forth the 12b-1 fees that the Funds paid to or that were accrued by the Distributor (waived amounts are in parentheses) with respect to the fiscal periods indicated:

                                            JUNE 7, 2004* THROUGH
                                               AUGUST 31, 2004
                                           -------------------------
                                           PAID/ACCRUED       WAIVED
BEHAVIORAL GROWTH FUND
      Class A Shares                          $    6         $   -
      Class B Shares                              17             -
      Class C Shares                              20             -
BEHAVIORAL VALUE FUND
      Class A Shares                              31             -
      Class B Shares                              43             -
      Class C Shares                              92             -
REIT FUND
      Class A Shares                              15             -
      Class B Shares                              19             -
      Class C Shares                              19             -
SMALL CAP GROWTH FUND
      Class A Shares                               5             -

*The Class A, Class B and Class C Shares of the Funds commenced operations.

The table below sets forth the expenses paid by the Distributor related to the distribution of Class A, Class B and Class C Shares under the Distribution Plan for June 7, 2004 (commencement of operations) through August 31, 2004:

                                         BEHAVIORAL                                        SMALL CAP
                                           GROWTH         BEHAVIORAL           REIT         GROWTH
                                            FUND          VALUE FUND           FUND          FUND
                                         ------------------------------------------------------------
Advertising and Sales Literature           $      -   ^    $      -         $    -   ^     $  -
Printing, production and mailing of
prospectus and shareholder reports
to other than current shareholders               11              12              12            -
Compensation to dealers                      17,902             637           1,867            -  ^
Compensation to sales personnel                   -               -               -            -
B Shares financing charges                    1,497             662           2,059               ^
Equipment, supplies and other
indirect distribution-related
expenses                                      2,697           1,283           3,472               ^

                                    CUSTODIAN

Pursuant to the Custody and Fund Accounting Agreement with JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, dated January 31, 2004, JPMorgan Chase Bank serves as the Funds' custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank also acts as securities lending agent to certain JPMorgan equity funds. JPMorgan Chase Bank is an affiliate of JPMIM.

For fund accounting services, each Fund pays to JPMorgan Chase Bank the higher of a) such Fund's pro rata share of an annual complex-wide charge on the average daily net assets of all U.S. equity funds of 0.012% of the first $10 billion, 0.005% on the next $10 billion, 0.004% on the next $10 billion and 0.0025% for such assets over $30 billion, or b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. equity fund is $20,000.

In addition there is a $2,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts.

For custodian services, each Fund pays to JPMorgan Chase Bank safekeeping fees of between 0.001% and 0.6% of assets held by JPMorgan Chase Bank (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).

JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

                                 TRANSFER AGENT

Boston Financial Data Services, Inc. ("BFDS" or "Transfer Agent"), 2 Heritage Drive, North Quincy, Massachusetts 02171 serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, BFDS is responsible for maintaining account records detailing the ownership of Fund shares and for creating income, capital gains and other changes in share ownership to shareholder accounts.

Prior to February 19, 2005, DST Systems, Inc. served as each Fund's transfer agent and dividend disbursing agent.

                              SHAREHOLDER SERVICING

Each Trust, on behalf of each applicable Fund, has entered into a shareholder servicing agreement with JPMDS ("Shareholder Servicing Agreement"). Under the Shareholder Servicing Agreement, JPMDS will provide, or cause its agents to provide, any combination of the personal shareholder liaison services and shareholder account information services ("Shareholder Services") described below or other related services ("Other Related Services") as also described below.

"Shareholder Services" include (a) answering shareholder inquiries (through electronic and other means) regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Funds; (b) providing shareholders with information through electronic means; (c) assisting shareholders in completing application forms, designating and changing dividend options, account designations and addresses; (d) arranging for or assisting shareholders with respect to the wiring of the funds to and from shareholder accounts in connection with shareholder orders to purchase, redeem or exchange shares; (e) verifying shareholder requests for changes to account information; (f) handling correspondence from shareholders about their accounts; (g) assisting in establishing and maintaining shareholder accounts with the Trusts; and (h) providing other shareholder services as the Trusts or a shareholder may reasonably request, to the extent permitted by applicable law.

"Other Related Services" include (a) aggregating and processing purchase and redemption orders for shares; (b) providing shareholders with account statements showing their purchases, sales, and positions in the applicable Fund; (c) processing dividend payments for the applicable Fund; (d) providing sub-accounting services to the Trusts for shares held for the benefit of shareholders; (e) forwarding communications from the Trusts to shareholders, including proxy statements and proxy solicitation materials, shareholder reports, dividend and tax notices, and updated Prospectuses and SAIs; (f) receiving, tabulating and transmitting proxies executed by shareholders; (g) facilitating the transmission and receipt of funds in connection with shareholder orders to purchase, redeem or exchange shares; (h) developing and maintaining Trust's website; (i) developing and maintain facilities to enable transmission of share transactions by electronic and non-electronic means; (j) providing support and related services to Financial Intermediaries in order to facilitate their processing of orders and communications with shareholders; (k) providing transmission and other functionalities for shares included in investment, retirement, asset allocation, cash management or sweep programs or similar programs or services; and (l) developing and maintaining check writing functionality.

Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMDS, for providing Shareholder Services and Other Related Services, a fee at the following annual rates (expressed as a percentage of the average daily NAV of Fund shares owned by or for shareholders).

     Class A, Class B and Class C                              0.25%
     Institutional Class                                       0.10%
     Investor                                                  0.35%

To the extent it is not otherwise required by its contractual agreement to limit a Fund's expenses as described in the Prospectuses for the Funds, JPMDS may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreement with respect to each Fund on a month-to-month basis.

JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of such fees received from the Funds to such entities for performing Shareholder Services and/or Other Related Services, as described above, for shareholders. Such Financial Intermediaries may include, without limitation, any person who is an affiliate of JPMDS.

The Shareholder Servicing Agreement, unless sooner terminated, will continue until October 31, 2005. Thereafter, if not terminated, the Shareholder Servicing Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Trusts who are not parties to the Shareholder Servicing Agreement or interested persons (as defined in the 1940 Act) of any such party. The Shareholder Servicing Agreement may be terminated without penalty, on not less than 60 days prior written notice, by the Board of Trustees of the Trusts or by JPMDS. The Shareholder Servicing Agreement will also terminate automatically in the event of its assignment.

Prior to February 19, 2005, JPMorgan Chase Bank served as a shareholder servicing agent to the Funds.

The table below sets forth the fees paid or accrued to JPMorgan Chase Bank (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands):

                                                           JUNE 7, 2004* THROUGH AUGUST
                                                                     31, 2004
                                                           ----------------------------
                                                             PAID/ACCRUED      WAIVED
              Behavioral Growth Fund
                    Class A Shares                             $        6   $      (6)
                    Class B Shares                                      6          (6)
                    Class C Shares                                      7          (7)
                    Institutional Shares                           40,080     (20,504)
              Behavioral Value Fund
                    Class A Shares                                     31         (31)
                    Class B Shares                                     15         (15)
                    Class C Shares                                     31         (31)
                    Institutional Shares                           19,939           -
              REIT Fund
                    Class A Shares                                     15         (15)
                    Class B Shares                                      6          (6)
                    Class C Shares                                      6          (6)
                    Institutional Shares                           54,327           -

              Small Cap Growth Fund
                    Class A Shares                                      5          (5)
                    Institutional Shares                           58,958           -

*The Class A, Class B and Class C Shares of the Funds commenced operations.

Financial Intermediaries may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Financial Intermediary may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Financial Intermediaries may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Financial Intermediaries.

For shareholders that bank with JPMorgan Chase Bank, JPMDS may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Financial Intermediaries may, at their own expense, provide gifts such as computer software packages, guides and books related to investments or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

JPMDS or its affiliates may from time to time, at its or their own expense, out of compensation retained by them from the Funds or from other sources available to them, make additional payments to certain selected dealers or other Financial Intermediaries for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by the customer of such Financial Intermediaries. Such compensation does not represent an additional expense to the Funds or to their shareholders, since it will be paid by JPMDS.

JPMDS, the JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and other certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

                                 OTHER EXPENSES

In addition to the fees payable to JPMIM, the Administrator and the Distributor under various agreements discussed under "Investment Adviser and Sub-Advisers," "Distributor," "Administrator and Sub-Administrator", Shareholder Servicing Agents, "Service and Distribution Plan" and "Rule 12b-1 Plan" above, each Fund is responsible for paying the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

JPMorgan Chase Bank, JPMIM, JPMFM and JPMDS have agreed that they will waive fees or reimburse the Funds as described in the Prospectuses.

                            FINANCIAL INTERMEDIARIES

The services provided by Financial Intermediaries may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the Financial Intermediaries, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMDS or the Financial Intermediary's clients may reasonably request and agree upon with the Financial Intermediary.

Financial Intermediaries may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among Financial Intermediaries, but in all cases will be retained by the Financial Intermediary and not be remitted to a Fund or JPMDS.

Each Fund has authorized one or more Financial Intermediaries to accept purchase and redemption orders on its behalf. Such Financial Intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when a Financial Intermediary or, if applicable, that Financial Intermediary's authorized designee, accepts the order. These orders will be priced at the NAV for the applicable class of the Fund next calculated after they are so accepted.

The Funds may also enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking, sub-transfer agency and/or omnibus accounting. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees and shareholder servicing fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor and shareholder servicing agent, respectively. From time to time, JPMDS or its affiliates may pay a portion of the fees for networking, sub-transfer agency and/or omnibus accounting at its or their own expense and out of its or their legitimate profits.

                  CASH COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMDS and JPMIM may compensate Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, 12b-1 fees and payments by JPMDS and JPMIM or their affiliates from their own resources. JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by such Financial Intermediaries.

Occasionally, JPMDS and JPMIM, at their own expense and out of their legitimate profits, may provide cash incentives (sometimes referred to as "revenue sharing") to Financial Intermediaries. Additional cash incentives may also be paid by other affiliates of JPMDS and JPMIM from time to time. Those additional cash incentives are payments over and above the sales charges (including 12b-1 fees) and shareholder servicing fees paid by the Funds. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support, and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finder's fees that vary depending on the Fund and the dollar amount of shares sold. In addition, JPMDS may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a CDSC.

Revenue sharing payments are usually structured in one of three ways: (i) basis point payments on gross sales: (ii) basis point payments on net assets; and/or
(iii) fixed dollar amount payments.

FINDER'S FEES. Financial Intermediaries who sell over $1 million of Class A shares of the equity and fixed income funds may receive a finder's fee. Commissions are paid at a rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter.

The Distributor may also pay Financial Intermediaries a commission of up to 1.00% of net sales on sales of Class A Shares to certain defined contribution plans. If such defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date, then the Financial Intermediaries that have received these commissions will be required to reimburse the Distributor up to 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption.

JPMDS reserves the right to alter or change the finders' fee policy at any time at its own discretion. If a Plan redeems all of the shares for which a finder's fee has been paid within 12 months of the purchase date, JPMDS will reclaim the finder's fee paid to the Financial Intermediary rather than charge a CDSC to the Plan.

JPMIM, JPMDS and their affiliates may also pay non-cash compensation to sales representatives of Financial Intermediaries in the form of (i) occasional gifts;
(ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of Financial Intermediaries.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Effective January 31, 2004, the independent registered public accounting firm of the Trust and the Funds are PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds, assists in the preparation and/or review of each Fund's federal and state income tax returns.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), each Fund reserves the right to request that the investor buys more shares or close the investor's account. If an investor's account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out such account and send the proceeds to the address of record. The JPMorgan Funds Service Center may defer acting on a shareholder's instructions until it has received them in proper form and in accordance with the requirements described in the Prospectuses. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been accepted by the JPMorgan Funds Service Center. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in
Section 6 of the Account Application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.

An investor may buy shares in a Fund: (i) through a Financial Intermediary;
or (ii) through the JPMDS by calling the JPMorgan Funds Services. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors administrators and others, including affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

The Funds may, at their own option, accept securities in payment for shares. The securities, delivered in such a transaction are valued in the same manner as they would be valued for purposes computing a Fund's NAV as described in the section entitled "Net Asset Value". This is a taxable transaction to the shareholder.

Purchases by means of in-kind contributions of securities will only by accepted if a variety of conditions are satisfied, including without limitation the following: (i) the securities must be traded on a public securities market or have quoted bid and asked prices available; (ii) JPMIM must determine that acceptance is in the best interest of the Funds and conforms with the applicable Fund's fundamental objectives, policies and restrictions; and (iii) a Fund may not accept unregistered securities which, if transferred, would by required to be registered.

Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 under the 1940 Act committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

Each investor may add to or reduce its investment in a Fund on each day that the New York Stock Exchange is open for business. The investor's percentage of the aggregate beneficial interests in a Fund will be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in a Fund effected on such day and (ii) the denominator of which is the aggregate NAV of a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in a Fund. The percentage so determined will then be applied to determine the value of the investor's interest in a Fund as of such time on the following day the New York Stock Exchange is open for trading.

EXCHANGE PRIVILEGE
Shareholders may exchange their shares in a Fund for shares of the same class in any other Fund or a JPMorgan Fund that offers such shares. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may discontinue this exchange privilege at any time.

Shares of a Fund may only be exchanged into another JPMorgan Fund if the account registrations are identical. All Exchanges are subject to meeting any investment minimum or eligibility requirement. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption rate, but such purchase may be delayed by either Fund for up to five business days if a Fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

A Fund may require medallion signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to a Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A medallion signature guarantee may be obtained from an approved bank, broker, savings and loan association or credit union under Rule 17Ad-15 of the Securities Exchange Act of 1934.

SYSTEMATIC WITHDRAWAL PLAN. Systematic withdrawals may be made on a monthly, quarterly or annual basis. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

     (i) monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

     (ii) quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

If you withdraw more than the limits stated above in any given systematic withdrawal payment, you will be charged a CDSC for the amount of the withdrawal over the limit for that month or quarter.

For accounts that allow systematic withdrawals only as a fixed dollar amount per month or quarter, the applicable Class B or Class C CDSC is waived provided that, on the date of the systematic withdrawal, the fixed dollar amount to be withdrawn, when multiplied by 12 in the case of monthly payments or by four in the case of quarterly payments, does not exceed 10% of your then-current balance in the Fund. If on any given systematic withdrawal date that amount would exceed 10%, you will be charged a CDSC on the entire amount of that systematic withdrawal payment. This calculation is repeated on each systematic withdrawal date.

For accounts that allow systematic withdrawals on a percentage basis, a Class B or Class C CDSC will be charged only on that amount of a systematic payment that exceeds the limits set forth above for that month or quarter.

Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current net asset value for shares of the applicable class.

ADDITIONAL INFORMATION ABOUT CLASS B AND CLASS C SHARES
The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares and a commission of 1.00% of the offering price on sales of Class C Shares. The Distributor keeps the entire amount of any contingent deferred sales charge ("CDSC") the investor pays.

The CDSC, however, will not be waived if a deferred contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined in a Fund's prospectus.

A Fund may require medallion signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to a Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A medallion signature guarantee may be obtained from a bank, trust company, broker-dealer, savings and loan association or credit union under Rule 17Ad-15 of the Securities Exchange Act of 1934.

The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

Investors may incur a fee if they effect transactions through a Financial Intermediary.

CUT-OFF TIMES FOR PURCHASE, REDEMPTION AND EXCHANGE ORDERS. Orders to purchase, exchange or redeem shares accepted by the Fund, or by a Financial Intermediary authorized to accept such orders, by the cut-off times indicated in the Fund's Prospectuses will be processed at the NAV next calculated after the order is accepted by the Fund or the Financial Intermediary. Under a variety of different types of servicing agreements, Financial Intermediaries that are authorized to accept purchase, exchange and/or redemption orders from investors are permitted to transmit those orders that are accepted by the Financial Intermediary before the cut-off times in the various Prospectuses to the Fund by the cut-off times stated in those agreements, which are generally later than the cut-off times stated in the Prospectuses.

APPLICABILITY OF EXCESSIVE TRADING LIMITS AND REDEMPTION FEES TO INVESTOR FUND TRANSACTIONS. For purposes of the application of the excessive trading limitations and the redemption fees, the JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund and JPMorgan Investor Growth & Income Fund will be considered asset allocation programs within the stated exceptions to the excessive trading limits and the redemption fees.

                           DIVIDENDS AND DISTRIBUTIONS

Each Fund declares and pays dividends and distributions as described under "Distributions and Taxes" in the Prospectuses. Dividends paid on Class A, Class B and Class C Shares are calculated at the same time. In general, dividends on Class B and Class C Shares are expected to be lower than those on Class A Shares due to the higher distribution expenses borne by the Class B and Class C Shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at JPMorgan Chase Bank or at his or her financial professional or, in the case of certain JPMorgan Chase Bank customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                 NET ASSET VALUE

The NAV of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to such class, divided by the number of outstanding shares of such class. The following is a discussion of the procedures used by the Funds in valuing their assets.

Domestic equity securities listed on a U.S. or Canadian securities exchange shall be valued at the last sale price on the exchange on which the security is principally traded (the "primary exchange") that is reported before the time when the net assets of the Funds are valued. Securities traded on more than one exchange shall be valued at the last sale price on the primary exchange. If there has been no sale on such primary exchange, then at the last sale price on the secondary exchange. If there has been no sale on the primary exchange or the secondary exchange on the valuation date, the security shall be valued at the mean of the latest bid and ask quotations as of the closing of the primary exchange. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price.

Generally, trading of foreign securities on most foreign markets is completed before the close in trading in U.S. markets. Additionally, trading on foreign markets may also take place on days on which the U.S. markets, and the Funds, are closed. The Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service. unless the Adviser determines in accordance with procedures adopted by the Trustees, as discussed below that use of another fair valuation methodology is appropriate. To the extent that foreign equity securities are not fair valued utilizing quotations of an independent pricing service, such securities will be valued using the price of the last sale or official close of the primary exchange on which the security is purchased that is reported before the time when the net assets of the Funds are valued. If there has been no sale on the primary exchange on the valuation date, and the average of bid and ask quotations are less than or equal to the last sale price of local shares on the valuation date, the security shall be valued at the last sale price of the local shares. If the average of the bid and ask quotations on the primary exchange is greater than the last sale price of the local shares, the security shall be valued at the average of the closing bid and ask quotations of the foreign listed shares on the primary exchange.

For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates.

Futures, options and other derivatives are valued on the basis of available market quotations.

Securities of other open-end investment companies are valued at their respective NAVs.

Fixed income securities with a remaining maturity of 61 days or more are valued using market quotations available from and supplied daily by third party pricing services or brokers/dealers of comparable securities. It is anticipated that such pricing services and brokers/dealers will provide bid-side quotations. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their original maturity when acquired by the Fund was more than 60 days.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the general supervision and responsibility of the Trustees. The Board of Trustees has established a Valuation Committee to assist the Board in its oversight of the valuation of the Funds' securities. The Funds' Administrator has established a Fair Valuation Committee ("FVC") to (1) make fair value determinations in certain pre-determined situations as outlined in the procedures approved by the Board and (2) provide recommendations to the Board's Valuation Committee in other situations. This FVC includes senior representatives from Funds management as well as the Funds' investment adviser. Fair value situations could include, but are not limited to: (1) a significant event that affects the value of a Fund's securities (e.g., news relating to natural disasters affecting an issuer's operations or earnings announcements);
(2) illiquid securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security.

                             PORTFOLIO TRANSACTIONS

Transactions on stock exchanges and other agency transactions for the account of the Funds involve the payment by the Funds of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Funds usually includes an undisclosed dealer commission, markup or markdown. In underwritten offerings, the price paid by the Funds includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

In addition to selecting portfolio investments for the Fund(s) it manages, JPMIM, with respect to the REIT Fund, and each sub-adviser selects brokers or dealers to execute securities purchases and sales for the Fund's account. JPMIM (with respect to the REIT Fund) and the sub-advisers are each referred to as an "investment adviser" for the purposes of this section. Each investment adviser selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Each investment adviser uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and evaluates the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

An investment adviser's receipt of research services from brokers may sometimes be a factor in its selection of a broker that it believes will provide best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is in many cases not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the investment adviser's expenses. Such services may be used by an investment adviser in managing other client accounts and in some cases may not be used with respect to the Funds. Receipt of services or products other than research from brokers is not a factor in the selection of brokers. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, purchases of shares of a Fund by customers of broker-dealers may be considered as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

An investment adviser may cause a Fund to pay a broker-dealer that provides brokerage and research services to the investment adviser an amount of commission for effecting a securities transaction for that Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. The investment adviser must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the investment adviser's overall responsibilities to the Fund and its other clients. The investment adviser's authority to cause a Fund to pay greater commissions is also subject to such policies as the Trustees of the Trust may adopt from time to time.

Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by an investment adviser under the advisory agreement. The advisory fees that the Funds pay to an investment adviser will not be reduced as a consequence of the investment adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to an investment adviser in serving one or more of its other clients, and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the investment adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of an investment adviser, an investment adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment of each investment adviser, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

The Funds paid the aggregate amount of commissions set forth below:

                                            FISCAL YEAR ENDED      FISCAL YEAR ENDED       FISCAL YEAR ENDED
                                             AUGUST 31, 2002        AUGUST 31, 2003         AUGUST 31, 2004
                                            ----------------       -----------------       -----------------
 Behavioral Growth Fund                          $    319,063             $  307,604             $  354,389
 Behavioral Value Fund                                134,945                188,845                112,303
 REIT Fund                                            219,856                262,946
 Small Cap Growth Fund                                489,768                251,703                 29,967

For each Fund that paid an aggregate dollar amount of commissions during the fiscal year ended August 31, 2003 that was materially different from the aggregate dollar amount of commissions paid by the Fund during the fiscal year ended August 31, 2002, the principal reason for such difference was a change in the asset levels of the Fund.

The sub-advisers to each of the following Funds directed brokerage transactions in such aggregate amounts and for such aggregate commissions as are set forth below, for the purpose of obtaining research services:

                                                      FISCAL YEAR        FISCAL YEAR       FISCAL YEAR
                                                         ENDED              ENDED             ENDED
                                                        8/31/02            8/31/03           8/31/04
                                                   -----------------------------------------------------
  BEHAVIORAL GROWTH FUND
  Total Brokerage Commissions                         $   319,063       $   307,604       $    612,409
  Brokerage Commissions to
  Affiliated Broker Dealers                                                 218,721                  -
  BEHAVIORAL VALUE FUND
  Total Brokerage Commissions                             134,945           188,845            188,173
  Brokerage Commissions to
  Affiliated Broker Dealers                                                  97,318                  -
  REIT FUND*
  Total Brokerage Commissions                             219,856           262,946            586,823
  Brokerage Commissions to
  Affiliated Broker Dealers                                                 162,148                  -
  SMALL CAP GROWTH FUND
  Total Brokerage Commissions                             489,768           251,703            367,317
  Brokerage Commissions to
  Affiliated Broker Dealers                                                  28,751             95,330

*Prior to January 1, 2004, Bay Isle Financial LLC ("Bay Isle") served as the REIT Fund's sub-adviser.

During the fiscal year ended August 31, 2003, the Behavioral Value Fund purchased securities of Southwest Securities, a firm that is regularly used for the Fund's trading. As of August 31, 2003, the Fund no longer held securities of Southwest Securities. During the fiscal year ended August 31, 2003, the Small Cap Growth Fund purchased securities of Friedman Billings Ramsey, a firm that is regularly used for the Fund's trading. As of August 31, 2003, the Fund no longer held securities of Friedman Billings Ramsey.

Under JPMIM's policy, "soft dollar" services for the REIT Fund refer to arrangements which fall within the safe harbor requirements of Section 28(e) of the Securities Exchange Act of 1934, as amended, which allow JPMIM to allocated client brokerage transactions to the broker-dealer in exchange for products or services which are research-related and enhance the investment decision-making process. JPMIM considers these soft dollar services to be either (1) market data services such as Bloomberg, Reuters, or Factset; or
(2) third part research and publications such as UBS providing JPMIM with Gerson Lehrman research. Effective February 19, 2005 the REIT Fund will not participate in JPMIM's soft dollar arrangement described above.

                               MASSACHUSETTS TRUST

The Trust is organized as a "Massachusetts business trust" of which each Fund is a separate and distinct series. Copies of the Declaration of Trust for the Trust are on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By Laws of the Trust are designed to make each Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability as described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Funds. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

The Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                              DESCRIPTION OF SHARES

The Declaration of Trust currently permits the Trustees to issue an unlimited number of full and fractional shares of each investment portfolio of the Trust (a "series"). The Trust currently has four series. Each share of each Fund represents an equal proportionate interest in such Fund with each other share of that Fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund are entitled to share pro rata in the net assets of that Fund available for distribution to shareholders. Shares are freely transferable, are not convertible and may be redeemed in accordance with the terms and provisions in the Prospectuses. The Declaration of Trust permits the Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

The Declaration of Trust also permits the Trustees, without shareholder approval, to divide the shares of any series into multiple classes of shares with such preferences and other rights as the Trustees may designate. The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust. Shareholders' investments in such an additional portfolio would be evidenced by a separate series of shares (i.e., a new "Fund").

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of each Fund affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust or any Fund upon written notice to the shareholders.

The assets received by any class of the Funds for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that class. The underlying assets of any class of the Funds are segregated and are charged with the expenses with respect to that class and with a share of the general expenses of the corresponding Fund. Any general expenses of a Fund that are not readily identifiable as belonging to a particular class of such Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all classes of the Funds.

VOTING RIGHTS
Shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the Declaration of Trust) on the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

The Declaration of Trust provides that on any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote shall be voted together irrespective of series or class unless the rights of a particular series or class would be adversely affected by the vote, in which case a separate vote of that series or class shall be required to decide the question. Also, a separate vote shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a series or class shall be deemed to be affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of such series or class. On matters affecting an individual series or class, only shareholders of that series or class are entitled to vote. Consistent with the current position of the Securities and Exchange Commission, shareholders of all series and classes vote together, irrespective of series or class, on the election of Trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and sub-advisory agreements relating to that series.

There will normally be no meetings of shareholders for the purpose of electing Trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and
(ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

Upon written request by 10 shareholders of record, who have been such for at least six months preceding the date of such request and who hold shares in the aggregate having a net asset value of at least one percent (1%) of the outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and
(ii) to establish, change or eliminate the par value of any shares (currently all shares have no par value).

OWNERSHIP OF THE SHARES OF THE FUNDS

INSTITUTIONAL CLASS SHARES

As of January 31, 2005, to the Trust's knowledge, the following persons or entities owned of record and/or beneficially 5% or more of the outstanding Institutional Class Shares of the following Funds:

              FUND                           NAME AND ADDRESS                         % OWNERSHIP
              ----                           ----------------                         -----------
     BEHAVIORAL GROWTH FUND
                                      NFSC FBO*                                            55.441
                                      FIIOC AGENT FBO
                                      QUALIFIED EMPLOYEE
                                      PLANS 401K FINOPS-IC FUNDS
                                      100 MAGELLAN WAY # KW1C
                                      COVINGTON KY 41015-1987
                                      CHARLES SCHWAB & CO INC*                             26.032
                                      SPECIAL CUST A/C
                                      FBO EXCLUSIVE BENEFIT OF CUSTOMERS
                                      ATTN MUTUAL FUNDS
                                      101 MONTGOMERY ST
                                      SAN FRANCISCO CA 94104-4122

     BEHAVIORAL VALUE FUND
                                      CHARLES SCHWAB & CO INC*                             40.069
                                      SPECIAL CUST A/C
                                      FBO EXCLUSIVE BENEFIT OF CUSTOMERS
                                      ATTN MUTUAL FUNDS
                                      101 MONTGOMERY ST
                                      SAN FRANCISCO CA 94104-4122
                                      NATIONAL INVESTOR SERVICES FBO                       12.948
                                      55 WATER STREET,32ND FLOOR
                                      NEW YORK NY 10041-3299
     SMALL CAP GROWTH FUND
                                      WELLS FARGO BANK NA FBO                              14.046
                                      SAFECO 401K
                                      PO BOX 1533
                                      MINNEAPOLIS MN 55480-1533
                                      JPMORGAN CHASE BANK AS TRUSTEE                       12.123
                                      FBO
                                      SUN MICROSYSTEMS INC TAX DEFERRED
                                      RETIREMENT SAVINGS PLAN
                                      JPMORGAN RPS MGMT TEAM
                                      9300 WARD PKWY
                                      KANSAS CITY MO 64114-3317
                                      NFSC FBO                                              9.742
                                      FIIOC AGENT FBO
                                      QUALIFIED EMPLOYEE
                                      PLANS 401K FINOPS-IC FUNDS
                                      100 MAGELLAN WAY # KW1C
                                      COVINGTON KY 41015-1987
     REIT FUND
                                      CHARLES SCHWAB & CO INC*                              61.88
                                      SPECIAL CUST A/C
                                      FBO EXCLUSIVE BENEFIT OF CUSTOMERS
                                      ATTN MUTUAL FUNDS
                                      101 MONTGOMERY ST
                                      SAN FRANCISCO CA 94104-4122
                                      NATIONAL INVESTOR SERVICES FBO                       16.502
                                      55 WATER STREET,32ND FLOOR
                                      NEW YORK NY  10041-3299

INVESTOR CLASS SHARES

As of January 31, 2005, to the Trust's knowledge, the following persons or entities owned of record and/or beneficially 5% or more of the outstanding Investor Class Shares of the following Fund:

                FUND                      NAME AND ADDRESS           % OWNERSHIP
                ----                      ----------------           -----------
       BEHAVIORAL GROWTH FUND
     Investor Class Shares            NFSC FBO*                       89.215
                                      FIIOC AGENT FBO
                                      QUALIFIED EMPLOYEE
                                      PLANS 401K FINOPS-IC FUNDS
                                      100 MAGELLAN WAY # KW1C
                                      COVINGTON KY 41015-1987

CLASS A, CLASS B AND CLASS C SHARES

As of January 31, 2005, to the Trust's knowledge, there were no persons or entities who owned of record and/or beneficially 5% or more of the outstanding Class A, Class B and Class C Shares of the Fund.

     The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

                          DISTRIBUTIONS AND TAX MATTERS

The following is a summary of certain tax considerations generally affecting each Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in the Funds in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

Each Fund generally will be treated as a separate corporation for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. The Funds intend to utilize provisions of the Federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains.

As of August 31, 2004, the only Behavioral Growth Fund had capital loss carryforwards which are available to offset future capital gains, if any, as follows:

                                   AMOUNT       EXPIRATION DATE
                                ---------------------------------
Behavioral Growth Fund           $  4,559       August 31, 2009
                                   66,451       August 31, 2010
                                ----------
                                   71,010
                                ==========

In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) 50% or more of the value of a Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of a Fund's assets may be invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which a Fund controls and which are engaged in the same, similar or related trades or businesses.

If for any year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which the Fund earned the income. Specifically, the excise tax will be imposed if a Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

Each Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND INVESTMENTS
Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by the Fund. Each Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require the Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require the Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, each Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent the Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

The REIT Fund invests in equity securities of foreign issuers. If a Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), a Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by a Fund to its shareholders. In addition, certain interest charges may be imposed on a Fund as a result of such distributions. If a Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, a Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed by the QEF to a Fund. Alternatively, a Fund generally will be permitted to "mark to market" any shares it holds in a PFIC. If a Fund made such an election, a Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. Each Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by a Fund for prior taxable years. Each Fund will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.

Notwithstanding any election made by a Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

The REIT Fund invests in real estate investment trusts ("REITs"). Such Fund's investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). The Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT will generally not constitute qualified dividend income.

Under technical corrections legislation currently pending in Congress, REITs will generally be able to pass through the tax treatment of tax-qualified dividends they receive. The Treasury Department and the Internal Revenue Service have indicated that taxpayers may apply the qualified dividend income rules as if this technical correction has already been enacted.

Some of the REITs in which the Fund may invest will be permitted to hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury obligations that have not yet been issued, but may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess income inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Under current law, if a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will lose its tax-exempt status for the year. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Funds do not intend to invest directly in residual interests in REMICs or to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

Excise Tax on Regulated Investment Companies. A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which the Fund earned the income. Specifically, the excise tax will be imposed if the Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

The Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS
Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, each Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by each Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Distributions by a Fund that do not constitute qualified dividend income, ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

Distributions by each Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in each Fund should be aware that distributions from each Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

SALE OR REDEMPTION OF SHARES
A shareholder will recognize gain or loss on the sale or redemption of shares in each Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred upon the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

BACKUP WITHHOLDING
Each Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

FOREIGN SHAREHOLDERS
Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. Generally, interest-related dividends and short-term capital gains dividends received from a regulated investment company are exempt from the 30-percent withholding tax. This exemption applies to both nonresident alien individuals and foreign corporations for dividends paid after December 31, 2004, and applies to income that would not be subject to the 30-percent tax if earned by the foreign person directly. With respect to interest-related dividends, this exemption does not apply if the Fund does not receive a statement in Internal Revenue Service Form W-8 stating that the shareholder is not a U.S. person. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

FOREIGN TAXES
The REIT Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gain) received from sources within foreign countries. So long as more than 50% by value of the total assets of the Fund at the close of the taxable year consists of stock or securities of foreign issuers, the Fund may elect to treat any foreign income taxes paid by it as paid directly by its shareholders.

If a Fund makes the election, each shareholder will be required to (i) include in gross income, even though not actually received, its pro rata share of a Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro rata share of the Fund's income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) its proportionate share of foreign taxes paid by a Fund and (ii) the portion of any actual dividend paid by a Fund which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. This foreign tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from a Fund will be treated as "passive" or "financial services" income for this purpose. The effect of this limitation may be to prevent shareholders from claiming as a credit the full amount of their pro rata share of a Fund's foreign income taxes. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals, and shareholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by each Fund unless certain holding period requirements are met.

Each Fund will make such an election only if it deems it to be in the best interest of its shareholders. A shareholder not subject to U.S. tax may prefer that this election not be made. Each Fund will notify shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be passed through to the shareholders and the amount of foreign taxes, if any, for which shareholders of a Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described above) have not been satisfied.

STATE AND LOCAL TAX MATTERS
Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

Most states provide that a regulated investment company may pass through (without restriction) to the shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local taxes if to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the Fund holds at least a required amount of U. S. government securities. Accordingly, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that the Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

                              FINANCIAL STATEMENTS

The following financial statements and the report thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Funds' August 31, 2004 annual reports filing made with the SEC on November 10, 2004 (Accession No. 0001047469-04-033798) pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. Any of the following financial reports are available without charge upon request by calling JPMorgan Funds Services at 1-800-480-4111.

                            ADDITIONAL INFORMATION

As used in this SAI and the Prospectuses, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or
(ii) more than 50% of the outstanding voting securities, whichever is less.

Telephone calls to a Fund, a Fund's service providers or a Financial Intermediary as Financial Intermediary may be tape-recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Trust's Registration Statement. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or JPMDS. The Prospectuses and this SAI do not constitute an offer by any Fund or by JPMDS to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or JPMDS to make such offer in such jurisdictions.

                   APPENDIX A-DESCRIPTION OF SECURITY RATINGS*

The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the investment adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

Unrated securities will be treated as non-investment grade securities unless the investment adviser determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Standard & Poor's Rating Service ("S&P")


A-1 Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

A-2 Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

A-3 Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D In payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings ("Fitch")

F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

----------
* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

C HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D    DEFAULT. Denotes actual or imminent payment default.

"+" or "-"     may be appended to `F-1' rating to denote relative status within the `F1' rating category.

`NR' indicates that Fitch does not rate the issuer or issue in question.

Moody's Investors Service, Inc. ("Moody's")

Prime-1 Superior ability for repayment, often evidenced by such characteristics as: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Acceptable capacity for repayment. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Does not fall within any of the Prime rating categories.

Dominion Bond Rating Service Limited ("Dominion")

R-1            Prime Credit Quality

R-2            Adequate Credit Quality

R-3            Speculative

All three Dominion rating categories for short term debt use "high", "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

R-1 (high)     Short term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an "R-1
               (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors.
               Given the extremely tough definition which Dominion has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

R-1 (middle)   Short term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition which Dominion has for the

               "R-1 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)      Short term debt rated "R-1" (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high);    Short term debt rated "R-2" is of adequate credit quality and
R-2 (middle);  within the three subset grades, debt protection ranges from
R-2 (low)      having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit". Profitability trends, past and future, may be less favorable, earnings not as stabled, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high);    Short term debt rated "R-3" is speculative, and within the three
R-3 (middle);  subset grades, the capacity for timely payment ranges from mildly
R-3 (low)      speculative to doubtful. "R-3" credits tend to have weak
               liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

DESCRIPTION OF BANK RATINGS

Moody's

These ratings represent Moody's opinion of a bank's intrinsic safety and soundness.

A These banks possess superior intrinsic financial strength. Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very predictable and stable operating environment.

B These banks possess strong intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises, good financial fundamentals, and a predictable and stable operating environment.

C These banks possess adequate intrinsic financial strength. Typically, they will be institutions with more limited but still valuable and defensible business franchises. These banks will display either acceptable financial fundamentals within a predictable and stable operating environment, or good financial fundamentals within a less predictable and stable operating environment.

D Banks rated D display modest intrinsic financial strength, potentially requiring some outside support at times. Such institutions may be limited by one or more of the following factors; a weak business franchise; financial fundamentals that are deficient in one or more respects; or an unpredictable and unstable operating environment.

E Banks rated E display very modest intrinsic financial strength, with a higher likelihood of periodic outside support or an eventual need for outside assistance. Such institutions may be limited by one or more of the following factors: a weak and limited business franchise; financial fundamentals that are materially deficient in one or more respects; or a highly unpredictable or unstable operating environment.

Where appropriate, a "+" modifier will be appended to ratings below the "A" category and a "-" modifier will be appended to ratings above the "E" category to distinguish those banks that fall in intermediate categories.

DESCRIPTION OF BOND RATINGS

S&P

Corporate and Municipal Bond Ratings

Investment Grade


AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

A Debt rated A has a strong capacity to pay interest and repay principal; it is somewhat more susceptible, however, to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to impair the obligor's capacity to pay interest and repay principal for debt in this category in higher-rated categories.

Speculative Grade

Debt rated BB, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.


BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 The rating C1 is reserved for income bonds on which no interest is being paid.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.   Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Moody's

Long-Term Ratings: Bonds and Preferred Stock

Investment Grade

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Non-Investment Grade

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. The protection of interest and principal payments may be no more than moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment.

Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch

Investment Grade

AAA HIGHEST CREDIT QUALITY. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA VERY HIGH CREDIT QUALITY. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A HIGH CREDIT QUALITY. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB GOOD CREDIT QUALITY. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB SPECULATIVE. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B HIGHLY SPECULATIVE. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met: however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting
CC,  financial commitments is solely reliant upon sustained, favorable business
C or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DEFAULT. The ratings of obligations in this category are based on their DD, prospects for achieving partial or full recovery in a reorganization or
D liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90% and `D' the lowest recovery potential, i.e., below 50%.

Dominion

Bond and Long-Term Debt Rating Scale

AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which Dominion has established for this category, few entities are able to achieve a AAA rating.

AA Bonds rate "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

BB Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/ Bonds rated in any of these categories are very highly speculative and are in danger of default of CC/C interest and principal. The degree of adverse elements present is more severe than bonds rated "B", Bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

D This category indicates Bonds in default of either interest or principal. ("high," "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that "high" and "low" grades are not used for the AAA category.

DESCRIPTION OF INSURANCE RATINGS

Moody's

Insurance Financial Strength Ratings

These ratings represent Moody's opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.

Aaa Insurance companies rated in this category offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Insurance companies rated in this category offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba Insurance companies rated in this category offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B Insurance companies rated in this category offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa Insurance companies rated in this category offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca Insurance companies rated in this category offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C Insurance companies rated in this category are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

Short-Term Insurance Financial Strength Ratings

These ratings represents Moody's opinions of the ability of the insurance company to repay punctually its short-term senior policyholder claims and obligations. The ratings apply to senior policyholder obligations that mature or are payable within one year or less.

Specific obligations are considered unrated unless individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.


P-1 Insurers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term policyholder claims and obligations.

P-2 Insurers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term policyholder claims and obligations.

P-3 Insurers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term policyholder claims and obligations.

NP Insurers (or supporting institutions) rated Not Prime (NP) do not fall within any of the Prime rating categories.

S&P

An insurer rated "BBB" or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

AAA Extremely Strong financial security characteristics. "AAA" is the highest Insurer Financial Strength Rating assigned by Standard & Poor's.

AA Very Strong financial security characteristics, differing only slightly from those rated higher.

A Strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB Good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers.

An insurer rated "BB" or lower is regarded as having vulnerable characteristics that may outweigh its strengths. "BB" indicates the least degree of vulnerability within the range; "CC" the highest.

BB Marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B Weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC Very Weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC Extremely Weak financial security characteristics and is likely not to meet some of its financial commitments.

R An insurer rated R is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

NR   Not Rated, which implies no opinion about the insurer's financial security.

Plus (+) or minus (-) Following ratings from "AA" to "CCC" show relative standing within the major rating categories.

Fitch

Insurer Financial Strength Ratings

A Fitch insurer financial strength rating ("IFS rating") provides an assessment of the financial strength of an insurance organization, and its capacity to meet senior obligations to policyholders and contractholders on a timely basis. The IFS rating is assigned to the insurance organization itself, and no liabilities or obligations of the insurer are specifically rated unless otherwise stated (for example, Fitch may separately rate the debt obligations of an insurer). The IFS rating can be assigned to insurance and reinsurance companies in all insurance sectors, including the life & health, property & casualty, mortgage, financial guaranty and title insurance sectors, as well as managed care companies such as health maintenance organizations.

The IFS rating uses the same ratings scale and symbols used by Fitch for its international ratings of long-term debt obligations and issuers. However, the definitions associated with the ratings reflect the unique aspects of the IFS rating within an insurance industry context. Ratings in the `AA' through `CCC' categories may be amended with a plus or minus sign to show relative standing within the major rating category. Ratings of `BBB-' and higher are considered to be "Secure", and those of `BB+' and lower are considered to be "Vulnerable".

AAA EXCEPTIONALLY STRONG. Companies assigned this highest rating are viewed as possessing exceptionally strong capacity to meet policyholder and contract obligations. For such companies, risk factors are minimal and the impact of any adverse business and economic factors is expected to be extremely small.

AA VERY STRONG. Companies are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small.

A STRONG. Companies are viewed as possessing strong capacity to meet policyholder and contract obligations. Risk factors are moderate, and the impact of any adverse business and economic factors is expected to be small.

BBB GOOD. Companies are viewed as possessing good capacity to meet policyholder and contract obligations. Risk factors are somewhat high, and the impact of any adverse business and economic factors is expected to be material, yet manageable.

BB Moderately Weak. Companies are viewed as moderately weak with an uncertain capacity to meet policyholder and contract obligations. Though positive factors are present, overall risk factors are high, and the impact of any adverse business and economic factors is expected to be significant.

B Weak. Companies are viewed as weak with a poor capacity to meet policyholder and contract obligations. Risk factors are very high, and the impact of any adverse business and economic factors is expected to be very significant.

CCC, Very Weak. Companies rated in any of these three categories are viewed as CC, very weak with a very poor capacity to meet policyholder and contract
C obligations. Risk factors are extremely high, and the impact of any adverse business and economic factors is expected to be insurmountable. A `CC' rating indicates that some form of insolvency or liquidity impairment appears probable. A `C' rating signals that insolvency or a liquidity impairment appears imminent.

DDD, Distressed. These ratings are assigned to companies that have either failed DD, to make payments on their obligations in a timely manner, are deemed to be
D insolvent, or have been subjected to some form of regulatory intervention. Within the `DDD'-'D' range, those companies rated `DDD' have the highest prospects for resumption of business operations or, if liquidated or wound down, of having a vast majority of their obligations to policyholders and contractholders ultimately paid off, though on a delayed basis (with recoveries expected in the range of 90-100%). Those rated `DD' show a much lower likelihood of ultimately paying off material amounts of their obligations in a liquidation or wind down scenario (in a range of 50-90%). Those rated `D' are ultimately expected to have very limited liquid assets available to fund obligations, and therefore any ultimate payoffs would be quite modest (at under 50%).

Short-Term Insurer Financial Strength Ratings

Fitch will only assign a ST-IFS rating to insurers that also have been assigned an IFS rating. Currently, ST-IFS ratings are used primarily by U.S. life insurance companies that sell short-term funding agreements.

The ST-IFS rating uses the same international ratings scale used by Fitch for short-term debt and issuer ratings. Ratings of `F1', `F2' and `F3' are considered to be "Secure", while those of `B' and below are viewed as "Vulnerable".

F1 STRONG. Insurers are viewed as having a strong capacity to meet their near-term obligations. When an insurer rated in this rating category is designated with a (+) sign, it is viewed as having a very strong capacity to meet near-term obligations.

F2 MODERATELY STRONG. Insurers are viewed as having a moderately strong capacity to meet their near-term obligations.

F3 MODERATE. Insurers are viewed as having a moderate capacity to meet their near-term obligations, and a near-term adverse change in business or economic factors would likely move the insurer to a `vulnerable' rating category.

B WEAK. Insurers are viewed as having a weak capacity to meet their near-term obligations.

C VERY WEAK. Insurers are viewed as having a very weak capacity to meet their near-term obligations.

D DISTRESSED. Insurers have either been unable to meet near-term obligations, or the failure to meet such obligations is imminent.

DESCRIPTION OF SHORT-TERM MUNICIPAL BOND RATINGS

Moody's

Moody's ratings for short-term municipal obligations are designated "Moody's Investment Grade ("MIG") or "Variable Moody's Investment Grade" ("VMIG"), in the case of variable rate demand obligations ("VRDOs"). For VRDOs, a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features. Those short-term obligations that are of speculative quality are designated SG.

MIG1/VMIG1     Superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2/VMIG2     Strong credit quality. Margins of protection are ample although not so large as in the preceding group.

MIG3/VMIG3     Acceptable credit quality. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.

SG Speculative quality. Debt instruments in this category lack margins of protection.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest.

SP-3 Speculative capacity to pay principal and interest.

DESCRIPTION OF PREFERRED STOCK RATINGS

Moody's

aaa Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b Lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c Lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Dominion

Preferred Share Rating Scale

Pfd-1 Preferred shares rated "Pfd-1" are of superior credit quality, and are supported by entities with strong earnings and balance sheet characteristics. "Pfd-1" generally corresponds with companies whose senior bonds are rated in the "AAA" or "AA" categories. As is the case with all rating categories, the relationship between senior debt ratings and preferred share ratings should be understood as one where the senior debt rating effectively sets a ceiling for the preferred shares issued by the entity. However, there are cases where the preferred share rating could be lower than the normal relationship with the issuer's senior debt rating.

Pfd-2 Preferred shares rated "Pfd-2" are of satisfactory credit quality. Protection of dividends and principal is still substantial, but earnings, the balance sheet, and coverage ratios are not as strong as Pfd-1 rated companies. Generally, "Pfd-2" ratings correspond with companies whose senior bonds are rated in the "A" category.

Pfd-3 Preferred shares rated "Pfd-3" are of adequate credit quality. While protection of dividends and principal is still considered acceptable, the issuing entity is more susceptible to adverse changes in financial and economic conditions, and there may be other adversities present which detract from debt protection. "Pfd-3" ratings generally correspond with companies whose senior bonds are rated in the higher end of the "BBB" category.

Pfd-4 Preferred shares rated "Pfd-4" are speculative, where the degree of protection afforded to dividends and principal is uncertain, particularly during periods of economic adversity. Companies with preferred shares rated "Pfd-4" generally coincide with entities that have senior bond ratings ranging from the lower end of the "BBB" category through the "BB" category.

Pfd-5 Preferred shares rated "Pfd-5" are highly speculative and the ability of the entity to maintain timely dividend and principal payments in the future is highly uncertain. The "Pfd-5" rating generally coincides with companies with senior bond ratings of "B" or lower. Preferred shares rated "Pfd-5" often have characteristics which, if not remedied, may lead to default.

"D" This category indicates preferred shares that are in arrears of paying either dividends or principal.

("high", "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicate a rating that is essentially in the middle of the category. In order to alert subscribers to the fact that in a default situation there is a potentially higher risk of loss with a non-cumulative security, Dominion uses the "n" designation. This method essentially alerts subscribers to the potential risk that would arise in a default scenario without penalizing the base rating, where the key focus is to measure credit risk and the likelihood of default. Dominion has chosen to provide the same type of alert for hybrid instruments using the "y" designation.